[LOGO] PETRO(TM)  Project Intense Heat

================================================================================




                               Transaction Summary




--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                     Page 1

[LOGO] PETRO(TM) Transaction Summary
                 Summary of Proposed Terms

                              PROJECT INTENSE HEAT
                            Summary of Proposed Terms
                  (In thousands, except as otherwise indicated)

                                                                              Pro Forma Star Units
                                                  Historical   --------------------------------------------------
                                                    Petro       Common         Sr Sub      Jr Sub          GP
Petro Shareholders (A only)                         Common       Units          Units       Units         Units
-------------------------------------------       ----------   ----------    ----------   ----------   ----------
Class A                                               10,178           --         1,197           --           --

Petro Shareholders (excluding A only)
-------------------------------------------
Class A (to receive Sr Sub Units)                     11,011           --         1,295           --           --
Class A & C (to receive Jr Sub Units)                  5,262           --            --          430          323
Class B                                                   11           --            --           --           --
                                                  ----------   ----------    ----------   ----------   ----------
Total Petro Shareholders (excluding A only)           16,285           --         1,295          430          323
                                                  ----------   ----------    ----------   ----------   ----------
Total Petro Shareholders                              26,463           --         2,491          430          323
                                                  ==========   ==========    ==========   ==========   ==========

Existing Star Public Unitholders                          --        3,859            --           --           --

New Star Units
-------------------------------------------
Debt and Preferred Stock Exchange                         --          103            --           --           --
Public Offering                                           --        8,947            --           --           --
                                                               ----------    ----------   ----------   ----------
Pro Forma Star Units Outstanding                          --       12,909         2,491          430          323
                                                  ==========   ==========    ==========   ==========   ==========

General Assumptions
-------------------------------------------
Exchange Ratio (Star Unit / Petro Share)                  --           --       0.11758      0.14318      0.14318
Star Historical MQD                                   $2.200
Star Pro Forma MQD                                    $2.300
GP Interest                                             2.0%


                                                                     Pro Forma Star Units
                                                  --------------------------------------------------      GP
                                                     Total        DPUs      Total Units Fully-Diluted  Incentive
Petro Shareholders (A only)                          Units      (Sr Sub)    (incl. DPUs)   Ownership Distributions
-------------------------------------------       ----------   ----------    ----------    --------- -------------

Class A                                                1,197          335         1,532         9.0%        36.9%

Petro Shareholders (excluding A only)
-------------------------------------------
Class A (to receive Sr Sub Units)                      1,295          363         1,657         9.7%        39.9%
Class A & C (to receive Jr Sub Units)                    753          211           965         5.7%        23.2%
Class B                                                   --           --            --           --           --
                                                  ----------   ----------    ----------    --------- -------------
Total Petro Shareholders (excluding A only)            2,048          574         2,622        15.4%        63.1%
                                                  ----------   ----------    ----------    --------- -------------
Total Petro Shareholders                               3,245          909         4,154        24.3%       100.0%
                                                  ==========   ==========    ==========    ========= =============

Existing Star Public Unitholders                       3,859           --         3,859        22.6%           --

New Star Units
Debt and Preferred Stock Exchange                        103           --           103         0.6%           --
Public Offering                                        8,947           --         8,947        52.4%           --
                                                  ----------   ----------    ----------    --------- -------------
Pro Forma Star Units Outstanding                      16,154          909        17,063       100.0%       100.0%
                                                  ==========   ==========    ==========    ========= =============
General Assumptions
-------------------------------------------
Exchange Ratio (Star Unit / Petro Share)                  --           --            --           --           --
Star Historical MQD
Star Pro Forma MQD
GP Interest

DPU Distribution                  Pro rata distribution of Sr Sub Units based
                                  upon Petro pro forma ownership of total Star
                                  Units issued to Petro. Up to 303,000 DPUs can be earned each year if Petro provides $0.50 per Unit accretion to Star, up to a maximum of 909,000 DPUs.

GP Incentive Distributions        Pro rata distribution based upon Petro pro
                                  forma ownership of total Star Units issued to Petro.

Petro Debt & Preferred Exchange   Petro will issue to holders of certain
                                  Petro debt and preferred stock 3.37 shares of Petro Junior Convertible Preferred Stock for each $1,000 in principal or liquidation value.
                                  Each share of Petro Junior Convertible
                                  Preferred Stock will be exchangeable into 0.13
                                  Star Common Units.

--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                     Page 2

[LOGO] PETRO(TM) Project Intense Heat

================================================================================




                               Pro Forma Analysis




--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                     Page 3

[LOGO] PETRO(TM) Pro Forma Analysis
                 Petro Summary Historical Financial Data

================================================================================

                       PETROLEUM HEAT AND POWER CO., INC.
                        Summary Historical Financial Data
                  (In thousands, except as otherwise indicated)

                                                                   At or For the Year Ended December 31,
                                                           ---------------------------------------------------
INCOME STATEMENT DATA                                         1993          1994          1995          1996
----------------------------------------------------       ---------     ---------     ---------     ---------
Net Sales                                                  $ 538,526     $ 546,677     $ 609,507     $ 608,161
Gross Profit (after direct delivery expense)                 141,815       150,701       185,048       147,671
EBITDA (excluding SGU Distributions) (1)                      48,436        55,387        56,753        42,070
EBITDA (including SGU Distributions) (1)                      48,436        55,387        56,753        46,383
EBIT                                                          13,772        22,992        17,710        12,125
Net Income (Loss) before Extraordinary Items                  (7,564)       (3,611)      (22,043)      (21,901)
Net Income (Loss)                                             (8,431)       (4,265)      (23,479)      (28,315)
Net Income (Loss) to Common                                  (11,798)       (7,776)      (26,742)      (30,704)
Cash Flow (Loss) to Common                                    25,971        28,905        16,028         8,764
Less: Maintenance Capex (2)                                    3,000         3,000         3,000         3,000
Free Cash Flow (Loss)                                         22,971        25,905        13,028         5,764

PER SHARE DATA
----------------------------------------------------
Earnings (Loss) per Share before Extraordinary Items          ($0.50)       ($0.33)       ($1.00)       ($0.95)
Earnings (Loss) per Share                                     ($0.54)       ($0.36)       ($1.06)       ($1.20)
Cash Flow (Loss) per Share                                     $1.19         $1.32         $0.63         $0.34
Free Cash Flow (Loss) per Share                                $1.06         $1.18         $0.51         $0.23
Dividends Paid per Share                                       $0.53         $0.55         $0.60         $0.60
Weighted Average Shares Outstanding                           21,755        21,897        25,324        25,593

BALANCE SHEET DATA
----------------------------------------------------
Working Capital (Deficit)                                  $  16,694     $  28,345     $  65,408     $  18,093
Total Assets                                                 256,589       397,174       357,241       275,025
Total Debt (including short-term)                            213,344       315,562       341,430       316,384
Preferred Stock (including current maturities)                25,000        20,834        16,667        12,500
Total Stockholders' Equity (Deficiency)                      (61,964)      (66,176)     (100,903)     (145,733)
Total Capitalization                                         176,380       270,220       257,194       183,151

FINANCIAL RATIO DATA
----------------------------------------------------
Interest Expense                                           $  22,156     $  25,282     $  41,084     $  34,669
EBITDA to Interest Expense
EBITDA (including SGU Distributions) to Interest Expense       2.2 x         2.2 x         1.4 x         1.3 x
Total Debt to EBITDA                                           4.4 x         5.7 x         6.0 x         7.5 x
Total Debt to EBITDA (including SGU Distributions)             4.4 x         5.7 x         6.0 x         6.8 x
Total Debt to Total Capitalization                             121.0%        116.8%        132.8%        172.7%
Total Debt & Preferred to Total Capitalization                 135.1%        124.5%        139.2%        179.6%


                                                                        At or For the Year Ended December 31, 1997
                                                           -----------------------------------------------------------------
INCOME STATEMENT DATA                                          Q1            Q2            Q3            Q4          Total
----------------------------------------------------       ---------     ---------     ---------     ---------     ---------
Net Sales                                                  $ 248,095     $  87,972     $  50,788     $ 161,286     $ 548,141
Gross Profit (after direct delivery expense)                  72,443        17,793         4,161        43,990       138,387
EBITDA (excluding SGU Distributions) (1)                      47,147        (6,945)      (20,908)       16,716        36,010
EBITDA (including SGU Distributions) (1)                      48,524        (5,568)      (19,532)       18,093        41,517
EBIT                                                          39,796       (14,380)      (28,362)        9,210         6,264
Net Income (Loss) before Extraordinary Items                  33,388       (27,454)      (40,316)       11,483       (22,899)
Net Income (Loss)                                             33,388       (27,454)      (40,316)       11,483       (22,899)
Net Income (Loss) to Common                                   32,492       (28,375)      (42,177)       10,517       (27,543)
Cash Flow (Loss) to Common                                    39,328       (17,035)      (30,400)        7,000        (1,107)
Less: Maintenance Capex (2)                                      750           750           750           750         3,000
Free Cash Flow (Loss)                                         38,578       (17,785)      (31,150)        6,250        (4,107)

PER SHARE DATA
----------------------------------------------------
Earnings (Loss) per Share before Extraordinary Items           $1.26        ($1.09)       ($1.61)        $0.40        ($1.06)
Earnings (Loss) per Share                                      $1.26        ($1.09)       ($1.61)        $0.40        ($1.06)
Cash Flow (Loss) per Share                                     $1.53        ($0.66)       ($1.16)        $0.27        ($0.04)
Free Cash Flow (Loss) per Share                                $1.50        ($0.69)       ($1.19)        $0.24        ($0.16)
Dividends Paid per Share                                       $0.08         $0.08         $0.08         $0.08         $0.30
Weighted Average Shares Outstanding                           25,759        25,935        26,147        26,359        26,050

BALANCE SHEET DATA
----------------------------------------------------
Working Capital (Deficit)                                  $  78,544     $  54,179     $   5,414     $  12,436     $  12,436
Total Assets                                                 296,338       259,761       223,918       247,846       247,846
Total Debt (including short-term)                            297,888       291,654       291,472       294,348       294,348
Preferred Stock (including current maturities)                42,500        42,500        38,334        36,656        36,656
Total Stockholders' Equity (Deficiency)                     (116,158)     (145,848)     (189,361)     (177,033)     (177,033)
Total Capitalization                                         224,230       188,306       140,445       153,971       153,971

FINANCIAL RATIO DATA
----------------------------------------------------
Interest Expense                                           $   8,805     $   8,344     $   8,432     $   8,232     $  33,813
EBITDA to Interest Expense                                                                               2.2 x         2.2 x
EBITDA (including SGU Distributions) to Interest Expense          --            --            --            --         1.2 x
Total Debt to EBITDA                                              --            --            --            --         8.2 x
Total Debt to EBITDA (including SGU Distributions)                --            --            --            --         7.1 x
Total Debt to Total Capitalization                             132.8%        154.9%        207.5%        191.2%        191.2%
Total Debt & Preferred to Total Capitalization                 151.8%        177.5%        234.8%        215.0%        215.0%

                                                                                                       LTM
                                                                       Fiscal 1998                    Ended
                                                          -------------------------------------     Sept. 30,
INCOME STATEMENT DATA                                         Q1            Q2            Q3          1998
----------------------------------------------------      ---------     ---------     ---------     ---------
Net Sales                                                 $ 183,139     $  66,227     $  42,113     $ 452,765
Gross Profit (after direct delivery expense)                 63,483        14,081         4,997       126,551
EBITDA (excluding SGU Distributions) (1)                     40,733        (6,355)      (16,165)       34,929
EBITDA (including SGU Distributions) (1)                     42,154        (4,934)      (14,744)       40,569
EBIT                                                         33,318       (13,432)      (23,113)        5,983
Net Income (Loss) before Extraordinary Items                 26,978       (22,974)      (34,215)      (18,728)
Net Income (Loss)                                            26,978       (22,974)      (34,215)      (18,728)
Net Income (Loss) to Common                                  25,415       (23,939)      (35,777)      (23,784)
Cash Flow (Loss) to Common                                   32,165       (12,857)      (24,504)        1,804
Less: Maintenance Capex (2)                                     750           750           750         3,000
Free Cash Flow (Loss)                                        31,415       (13,607)      (25,254)       (1,196)

PER SHARE DATA
----------------------------------------------------
Earnings (Loss) per Share before Extraordinary Items          $0.96        ($0.90)       ($1.35)       ($0.90)
Earnings (Loss) per Share                                     $0.96        ($0.90)       ($1.35)       ($0.90)
Cash Flow (Loss) per Share                                    $1.21        ($0.48)       ($0.92)        $0.07
Free Cash Flow (Loss) per Share                               $1.18        ($0.51)       ($0.95)       ($0.05)
Dividends Paid per Share                                      $0.00         $0.00         $0.00          0.08
Weighted Average Shares Outstanding                          26,564        26,571        26,574        26,517

BALANCE SHEET DATA
----------------------------------------------------
Working Capital (Deficit)                                 $  40,653     $  23,139       ($7,479)      ($7,479)
Total Assets                                                248,777       229,120       198,678       198,678
Total Debt (including short-term)                           287,010       286,978       286,885       286,885
Preferred Stock (including current maturities)               36,819        36,854        32,722        32,722
Total Stockholders' Equity (Deficiency)                    (151,137)     (175,066)     (209,618)     (209,618)
Total Capitalization                                        172,692       148,766       109,989       109,989

FINANCIAL RATIO DATA
----------------------------------------------------
Interest Expense                                          $   8,275     $   8,210     $   8,320     $  33,037
EBITDA to Interest Expense                                       --            --            --         1.1 x
EBITDA (including SGU Distributions) to Interest Expense         --            --            --         1.2 x
Total Debt to EBITDA                                             --            --            --         8.2 x
Total Debt to EBITDA (including SGU Distributions)               --            --            --         7.1 x
Total Debt to Total Capitalization                            166.2%        192.9%        260.8%        260.8%
Total Debt & Preferred to Total Capitalization                187.5%        217.7%        290.6%        290.6%

----------------
(1) EBITDA excludes non-recurring expenses.
(2) Petro provided estimate for maintenance capital expenditures.

--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                     Page 4

[LOGO] PETRO(TM) Pro Forma Analysis
                 Star Gas Summary Historical Financial Data

================================================================================

                             STAR GAS PARTNERS, L.P.
                        Summary Historical Financial Data
                  (In thousands, except as otherwise indicated)

                                                               At or For the Year Ended September 30, 1997
                                                           ---------------------------------------------------
INCOME STATEMENT DATA                                         1993          1994          1995          1996
----------------------------------------------------       ---------     ---------     ---------     ---------
Sales                                                       $143,216      $128,040      $104,550      $119,634
Gross Profit (after delivery and branch expense)              23,103        27,957        19,668        26,327
EBITDA
EBIT                                                          19,437        21,946        13,541        19,870
Net Income (Loss)                                            (30,313)        8,907         3,468        10,062
Limited Partners' Interest in Net Income (Loss)              (47,049)       (1,404)       (6,169)        2,593
Cash Flow (Loss)
Maintenance Capex                                              4,271        11,966         5,626        13,083
Distributable Cash Flow (Loss)                                 4,688         5,419         7,988         5,332
                                                                (417)        6,547        (2,362)        7,751
PER UNIT DATA
Net Income (Loss) per Unit
Cash Flow (Loss) per Unit
Distributable Cash Flow (Loss) per Unit
Cash Distributions per Unit                                                                              $1.17(1)
Weighted Avg. Limited Partner Units Outstanding

BALANCE SHEET DATA
Working Capital (Deficit)                                                 $  1,976         ($486)     $  7,546
Total Assets                                                               147,608       155,393       156,913
Total Debt (including short-term)                                           74,929         2,137        87,350
Cumulative Redeemable Preferred Stock                                        8,264         8,625
Total Partners' Capital                                                     44,328        44,305        61,398
Total Capitalization                                                       127,521        55,067       148,748

FINANCIAL RATIO DATA
Interest Expense                                            $16,479        $10,497        $8,549        $7,124
EBITDA to Interest Expense                                    1.2 x          2.1 x         1.6 x         2.8 x
Total Debt to EBITDA                                                         3.4 x         0.2 x         4.4 x
Total Debt to Total Capitalization                                           58.8%          3.9%         58.7%

                                                                        At or For the Year Ended September 30, 1997
                                                           -----------------------------------------------------------------
INCOME STATEMENT DATA                                          Q1            Q2            Q3            Q4          Total
----------------------------------------------------       ---------     ---------     ---------     ---------     ---------
Sales                                                        $50,876       $46,442       $20,078       $17,763      $135,159
Gross Profit (after delivery and branch expense)              12,001        12,019         1,744           757        26,521
EBITDA
EBIT                                                          10,402         9,725           253          (677)       19,703
Net Income (Loss)                                              7,816         7,095        (2,400)       (3,213)        9,298
Limited Partners' Interest in Net Income (Loss)                5,892         5,325        (4,143)       (5,062)        2,012
Cash Flow (Loss)                                               5,774         5,218        (4,060)       (4,960)        1,972
Maintenance Capex                                              8,650         8,049        (1,245)       (2,430)       13,024
Distributable Cash Flow (Loss)                                 2,517         1,271           666           825         5,279
                                                               6,133         6,778        (1,911)       (3,255)        7,745
PER UNIT DATA
Net Income (Loss) per Unit                                     $1.10         $0.99        ($0.77)       ($0.94)        $0.37
Cash Flow (Loss) per Unit                                      $1.61         $1.50        ($0.23)       ($0.45)        $2.42
Distributable Cash Flow (Loss) per Unit                        $1.14         $1.26        ($0.36)       ($0.61)        $1.44
Cash Distributions per Unit                                    $0.55         $0.55         $0.55         $0.55         $2.20
Weighted Avg. Limited Partner Units Outstanding                5,271         5,271         5,271         5,271         5,271

BALANCE SHEET DATA
Working Capital (Deficit)                                   $ 12,428      $ 14,583      $  9,684      $  3,319      $  3,319
Total Assets                                                 168,485       158,678       153,767       147,469       147,469
Total Debt (including short-term)                             91,850        85,000        85,000        85,000        85,000
Cumulative Redeemable Preferred Stock                             --            --            --            --            --
Total Partners' Capital                                       64,332        66,699        59,598        51,578        51,578
Total Capitalization                                         156,182       151,699       144,598       136,578       136,578

FINANCIAL RATIO DATA
Interest Expense                                              $1,848        $1,771        $1,671        $1,676        $6,966
EBITDA to Interest Expense                                        --            --            --            --         2.8 x
Total Debt to EBITDA                                              --            --            --            --         4.3 x
Total Debt to Total Capitalization                             58.8%         56.0%         58.8%         62.2%         62.2%



                                                                    AT OR FOR THE YEAR ENDED SEPTEMBER 30, 1999
                                                          -------------------------------------------------------------
INCOME STATEMENT DATA                                         Q1            Q2            Q3         Q4         1998
----------------------------------------------------      ---------     ---------     ---------   ---------   ---------
Sales                                                       $41,844       $37,884       $16,243     $15,714    $111,685
Gross Profit (after delivery and branch expense)             10,041        12,736         1,187       1,007      24,971
EBITDA                                                        8,672        11,287          (415)       (638)     18,906
EBIT                                                          5,847         8,381        (3,328)     (3,632)      7,268
Net Income (Loss)                                             3,707         6,363        (5,235)     (5,790)       (955)
Limited Partners' Interest in Net Income (Loss)               3,633         6,236        (5,130)     (5,675)       (936)
Cash Flow (Loss)                                              6,690         9,421        (2,179)     (2,739)     11,193
Maintenance Capex                                             2,085           943           797       1,190       5,015
Distributable Cash Flow (Loss)                                4,605         8,478        (2,976)     (3,929)      6,178

PER UNIT DATA
----------------------------------------------------
Net Income (Loss) per Unit                                    $0.66         $1.00        ($0.82)     ($0.91)     ($0.16)
Cash Flow (Loss) per Unit                                     $1.20         $1.48        ($0.34)     ($0.43)      $1.82
Distributable Cash Flow (Loss) per Unit                       $0.82         $1.33        ($0.47)     ($0.62)      $1.00
Cash Distributions per Unit                                   $0.55         $0.55         $0.55       $0.55       $2.20
Weighted Avg. Limited Partner Units Outstanding               5,474         6,228         6,228       6,210       6,035

BALANCE SHEET DATA
----------------------------------------------------
Working Capital (Deficit)                                  $ 10,475      $ 14,841      $  4,242    $     35   $     35
Total Assets                                                179,451       178,308       173,265     179,607    179,607
Total Debt (including short-term)                            96,000        96,000        96,950     109,770    109,770
Cumulative Redeemable Preferred Stock                            --            --            --          --         --
Total Partners' Capital                                      71,883        74,751        66,020      57,347     57,347
Total Capitalization                                        167,883       170,751       162,970     167,117    167,117

FINANCIAL RATIO DATA
----------------------------------------------------
Interest Expense                                             $2,086        $1,875        $1,873      $2,093     $7,927
EBITDA to Interest Expense                                       --            --            --          --      2.4 x
Total Debt to EBITDA                                             --            --            --          --      5.8 x
Total Debt to Total Capitalization                            57.2%         56.2%         59.5%       65.7%      65.7%

---------------

Note: Financial data prior to December 20, 1995 reflects operations of the Predecessor Company.

(1) Includes two quarters of distributions and a pro rata distribution of $0.0725 per Unit for the period December 20, 1995 to December 31, 1995.


--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                     Page 5

[LOGO] Petro(TM) Pro Forma Analysis
                 Pro Forma Unit Coverage Analysis

================================================================================

                              PROJECT INTENSE HEAT
                        Pro Forma Unit Coverage Analysis
                  (In thousands, except as otherwise indicated)

                                                                             Projected for the Year Ending September 30,
                                                       ---------------------------------------------------------------------------
                                                                                       15 Year Weather Case
                                                                  ----------------------------------------------------------------
                                                       Estimated  Normalized Estimated  Normalized
Pro Forma EBITDA                                         1998E      1998E      1999E      1999E      2000E      2001E      2002E
---------------------------------------------          ---------  ---------- ---------  ---------- ---------  ---------  ---------
Star                                                    $18,906    $22,316    $20,093    $22,674    $23,749    $25,182    $26,615
Petro                                                    30,612     44,749     43,613     45,013     47,551     50,924     54,081
Synergies                                                   500        500        500        500        500        500        500
                                                       ---------  ---------- ---------  ---------- ---------  ---------  ---------
Pro Forma EBITDA                                        $50,018    $67,565    $64,206    $68,187    $71,800    $76,606    $81,196

Distributable Cash Flow
---------------------------------------------
Pro Forma EBITDA                                        $50,018    $67,565    $64,206    $68,187    $71,800    $76,606    $81,196
Interest Expense                                        (23,465)   (24,036)   (24,139)   (24,139)   (24,869)   (26,226)   (27,588)
Maintenance Capex                                        (6,125)    (6,110)    (6,194)    (6,194)    (6,313)    (6,434)    (6,558)
Other                                                      (525)      (525)      (525)      (525)      (525)      (525)      (525)
                                                       ---------  ---------- ---------  ---------- ---------  ---------  ---------
Distributable Cash Flow                                 $19,903    $36,894    $33,348    $37,329    $40,093    $43,421    $46,525

Weighted Average Units Outstanding
---------------------------------------------
Common Units                                             12,909     12,909     13,319     13,319     14,044     14,646     15,202
Senior Subordinated Units (incl. DPUs)                    2,491      2,491      2,491      2,491      2,491      2,491      2,491
Junior Subordinated & General Partner Units                 753        753        753        753        753        753        753
                                                       ---------  ---------- ---------  ---------- ---------  ---------  ---------
Total Weighted Average Units Outstanding                 16,154     16,154     16,564     16,564     17,289     17,891     18,447

Distributable Cash Flow per Unit
---------------------------------------------
Common Units                                              $1.54      $2.86      $2.50      $2.80      $2.85      $2.96      $3.06
Senior Subordinated Units (incl. DPUs)                    $1.29      $2.40      $2.11      $2.36      $2.42      $2.53      $2.63
Junior Subordinated & General Partner Units               $1.23      $2.28      $2.01      $2.25      $2.32      $2.43      $2.52
                                                       ---------  ---------- ---------  ---------- ---------  ---------  ---------
Total Units Outstanding                                   $1.23      $2.28      $2.01      $2.25      $2.32      $2.43      $2.52

Distributions per Unit
---------------------------------------------
MQD per Unit                                              $2.30      $2.30      $2.30      $2.30      $2.30      $2.30      $2.30
Indicated Distribution per Unit                           $2.30      $2.30      $2.30      $2.30      $2.32      $2.40      $2.40

MQD Coverage per Unit
---------------------------------------------
Common Units                                             0.67 x     1.24 x     1.09 x     1.22 x     1.24 x     1.29 x     1.33 x
Common and Senior Subordinated Units
 (incl. DPUs)                                            0.56 x     1.04 x     0.92 x     1.03 x     1.05 x     1.10 x     1.14 x
                                                       ---------  ---------- ---------  ---------- ---------  ---------  ---------
Total Units                                              0.54 x     0.99 x     0.88 x     0.98 x     1.01 x     1.06 x     1.10 x

Indicated Distribution Coverage per Unit
---------------------------------------------
Common Units                                             0.67 x     1.24 x     1.09 x     1.22 x     1.23 x     1.24 x     1.28 x
Common and Senior Subordinated Units
 (incl. DPUs)                                            0.56 x     1.04 x     0.92 x     1.03 x     1.05 x     1.06 x     1.10 x
                                                       ---------  ---------- ---------  ---------- ---------  ---------  ---------
Total Units                                              0.54 x     0.99 x     0.88 x     0.98 x     1.00 x     1.01 x     1.05 x



                                                                             Projected for the Year Ending September 30,
                                                        --------------------------------------------------------------------------
                                                                                        30 Year Weather Case
                                                                   ---------------------------------------------------------------
                                                        Estimated  Normalized Estimated  Normalized
Pro Forma EBITDA                                          1998E      1998E      1999E      1999E      2000E      2001E      2002E
---------------------------------------------           ---------  ---------- ---------  ---------- ---------  ---------  --------
Star                                                     $18,906    $23,722    $20,734    $24,106    $25,260    $26,797    $28,335
Petro                                                     30,612     46,900     44,298     47,215     50,369     54,883     59,097
Synergies                                                    500        500        500        500        500        500        500
                                                        ---------  ---------- ---------  ---------- ---------  ---------  --------
Pro Forma EBITDA                                         $50,018    $71,122    $65,532    $71,821    $76,129    $82,180    $87,932

Distributable Cash Flow
---------------------------------------------
Pro Forma EBITDA                                         $50,018    $71,122    $65,532    $71,821    $76,129    $82,180    $87,932
Interest Expense                                         (23,465)   (24,036)   (24,672)   (24,672)   (26,122)   (27,845)   (29,557)
Maintenance Capex                                         (6,125)    (6,110)    (6,273)    (6,273)    (6,393)    (6,516)    (6,641)
Other                                                       (525)      (525)      (525)      (525)      (625)      (675)      (725)
                                                        ---------  ---------- ---------  ---------- ---------  ---------  --------
Distributable Cash Flow                                  $19,903    $40,451    $34,062    $40,351    $42,989    $47,144    $51,009

Weighted Average Units Outstanding
---------------------------------------------
Common Units                                              12,909     12,909     12,951     12,951     13,270     13,816     14,366
Senior Subordinated Units (incl. DPUs)                     2,491      2,491      2,491      2,491      2,794      3,097      3,400
Junior Subordinated & General Partner Units                  753        753        753        753        753        753        753
                                                        ---------  ---------- ---------  ---------- ---------  ---------  --------
Total Weighted Average Units Outstanding                  16,154     16,154     16,196     16,196     16,818     17,667     18,520

Distributable Cash Flow per Unit
---------------------------------------------
Common Units                                               $1.54      $3.13      $2.63      $3.12      $3.24      $3.41      $3.55
Senior Subordinated Units (incl. DPUs)                     $1.29      $2.63      $2.21      $2.61      $2.68      $2.79      $2.87
Junior Subordinated & General Partner Units                $1.23      $2.50      $2.10      $2.49      $2.56      $2.67      $2.75
                                                        ---------  ---------- ---------  ---------- ---------  ---------  --------
Total Units Outstanding                                    $1.23      $2.50      $2.10      $2.49      $2.56      $2.67      $2.75

Distributions per Unit
---------------------------------------------
MQD per Unit                                               $2.30      $2.30      $2.30      $2.30      $2.30      $2.30      $2.30
Indicated Distribution per Unit                            $2.30      $2.30      $2.30      $2.30      $2.50      $2.63      $2.70

MQD Coverage per Unit
---------------------------------------------
Common Units                                              0.67 x     1.36 x     1.14 x     1.35 x     1.41 x     1.48 x     1.54 x
Common and Senior Subordinated Units
(incl. DPUs)                                              0.56 x     1.14 x     0.96 x     1.14 x     1.16 x     1.21 x     1.25 x
                                                        ---------  ---------- ---------  ---------- ---------  ---------  --------
Total Units                                               0.54 x     1.09 x     0.91 x     1.08 x     1.11 x     1.16 x     1.20 x

Indicated Distribution Coverage per Unit
---------------------------------------------
Common Units                                              0.67 x     1.36 x     1.14 x     1.35 x     1.30 x     1.30 x     1.32 x
Common and Senior Subordinated Units
 (incl. DPUs)                                             0.56 x     1.14 x     0.96 x     1.14 x     1.07 x     1.06 x     1.06 x
                                                        ---------  ---------- ---------  ---------- ---------  ---------  --------
Total Units                                               0.54 x     1.09 x     0.91 x     1.08 x     1.02 x     1.01 x     1.02 x

--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                     Page 6

[LOGO] Petro(TM) Pro Forma Analysis
                 Pro Forma Credit Analysis

================================================================================

                              PROJECT INTENSE HEAT
                            Pro Forma Credit Analysis
                  (In thousands, except as otherwise indicated)

                                                      Projected for the Year Ending September 30,
                                        --------------------------------------------------------------------------
                                                                          15 Year Weather Case
                                                     -------------------------------------------------------------
                                        Estimated    Estimated    Normalized
Pro Forma EBITDA                          1998E        1999E        1999E        2000E        2001E        2002E
---------------------------------       ---------    ---------    ----------   ---------    ---------    ---------
Star                                     $18,906      $20,093      $22,674      $23,749      $25,182      $26,615
Petro                                     30,612       43,613       45,013       47,551       50,924       54,081
Synergies                                    500          500          500          500          500          500
                                        ---------    ---------    ----------   ---------    ---------    ---------
Pro Forma EBITDA                         $50,018      $64,206      $68,187      $71,800      $76,606      $81,196

Distributable Cash Flow
---------------------------------
Pro Forma EBITDA                         $50,018      $64,206      $68,187      $71,800      $76,606      $81,196
Interest Expense                         (23,465)     (24,139)     (24,139)     (24,869)     (26,226)     (27,588)
Maintenance Capex                         (6,125)      (6,194)      (6,194)      (6,313)      (6,434)      (6,558)
Other                                       (525)        (525)        (525)        (525)        (525)        (525)
                                        ---------    ---------    ----------   ---------    ---------    ---------
Distributable Cash Flow                  $19,903      $33,348      $37,329      $40,093      $43,421      $46,525

Fixed Charges
---------------------------------
Interest Expense                          23,465       24,139       24,139       24,869       26,226       27,588
Lease and Rental Expense                   5,281        4,829        4,829        4,165        3,724        3,639
                                        ---------    ---------    ----------   ---------    ---------    ---------
Total Fixed Charges                       28,746       28,968       28,968       29,034       29,950       31,227

Pro Forma Balance Sheet Data
Working Capital                              536          536          536          536          536          536
Total Assets                             376,801      366,642      366,642      373,104      378,524      381,099
Total Debt                               283,851      284,002      284,002      302,775      321,996      340,358
Total Partners' Capital (Deficit)         (8,229)     (19,372)     (19,372)     (36,520)     (56,754)     (78,686)
                                        ---------    ---------    ----------   ---------    ---------    ---------
Total Capitalization                     275,622      264,630      264,630      266,255      265,242      261,672

Pro Forma Credit Analysis
---------------------------------
Interest Coverage Ratio (1)               2.13 x       2.66 x       2.82 x       2.89 x       2.92 x       2.94 x
Fixed Charge Coverage Ratio (2)           1.74 x       2.22 x       2.35 x       2.47 x       2.56 x       2.60 x
Total Debt to Total Capitalization        103.0%       107.3%       107.3%       113.7%       121.4%       130.1%
Total Debt to EBITDA                      5.67 x       4.42 x       4.17 x       4.22 x       4.20 x       4.19 x
Total Debt to Distributable Cash Flow    14.26 x       8.52 x       7.61 x       7.55 x       7.42 x       7.32 x

                                                        Projected for the Year Ending September 30,
                                        -------------------------------------------------------------------------
                                                                          30 Year Weather Case
                                                     ------------------------------------------------------------
                                        Estimated    Estimated   Normalized
Pro Forma EBITDA                          1998E        1999E        1999E        2000E        2001E        2002E
---------------------------------       ---------    ---------    ----------   ---------    ---------    ---------
Star                                     $18,906      $20,734      $24,106      $25,260      $26,797      $28,335
Petro                                     30,612       44,298       47,215       50,369       54,883       59,097
Synergies                                    500          500          500          500          500          500
                                        ---------    ---------    ----------   ---------    ---------    ---------
Pro Forma EBITDA                         $50,018      $65,532      $71,821      $76,129      $82,180      $87,932

Distributable Cash Flow
---------------------------------
Pro Forma EBITDA                          50,018       65,532       71,821       76,129       82,180       87,932
Interest Expense                         (23,465)     (24,672)     (24,672)     (26,122)     (27,845)     (29,557)
Maintenance Capex                         (6,125)      (6,273)      (6,273)      (6,393)      (6,516)      (6,641)
Other                                       (525)        (525)        (525)        (625)        (675)        (725)
                                        ---------    ---------    ----------   ---------    ---------    ---------
Distributable Cash Flow                   19,903       34,062       40,351       42,989       47,144       51,009


Fixed Charges
---------------------------------
Interest Expense                          23,465       24,672       24,672       26,122       27,845       29,557
Lease and Rental Expense                   5,281        4,829        4,829        4,165        3,724        3,639
                                        ---------    ---------    ----------   ---------    ---------    ---------
Total Fixed Charges                       28,746       29,501       29,501       30,287       31,569       33,196

Pro Forma Balance Sheet Data
---------------------------------
Working Capital                              536          536          536          536          536          536
Total Assets                             376,801      366,777      366,777      378,583      389,218      396,254
Total Debt                               283,851      298,719      298,719      322,620      346,822      369,831
Total Partners' Capital (Deficit)         (8,229)     (34,010)     (34,010)     (51,584)     (72,845)     (96,135)
Total Capitalization                     275,622      264,709      264,709      271,036      273,977      273,696

Pro Forma Credit Analysis
---------------------------------
Interest Coverage Ratio (1)               2.13 x       2.66 x       2.91 x       2.91 x       2.95 x       2.97 x
Fixed Charge Coverage Ratio (2)           1.74 x       2.22 x       2.43 x       2.51 x       2.60 x       2.65 x
Total Debt to Total Capitalization         103.0%       112.8%       112.8%       119.0%       126.6%       135.1%
Total Debt to EBITDA                      5.67 x       4.56 x       4.16 x       4.24 x       4.22 x       4.21 x
Total Debt to Distributable Cash Flow    14.26 x       8.77 x       7.40 x       7.50 x       7.36 x       7.25 x

---------------
(1)Interest coverage ratio is EBITDA divided by interest expense.
(2)Fixed charge coverage ratio is EBITDA divided by total fixed charges.

--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                    Page 7

[LOGO] PETRO(TM)   Project Intense Heat

================================================================================




                         Unit Reference Value Analysis




================================================================================



--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                    Page 8

[LOGO] PETRO(TM)   Unit Reference Value Analysis
                   Unit Reference Value Analysis Summary

================================================================================

                              PROJECT INTENSE HEAT
                     Unit Reference Value Analysis Summary

                                                                                                       Dain
                                                                               15 Year     30 Year   Rauscher
                                                                  Downside     Weather     Weather    Wessels
Indicated Reference Values per Star Unit                            Case        Case        Case        Case
-----------------------------------------------------------       --------    --------    --------   ---------
Common Unit                                                        $19.57      $23.63      $27.49      $21.03
Senior Subordinated Unit                                           $15.22      $18.75      $28.67      $16.56
Junior Subordinated / General Partner Unit                         $11.09      $13.49      $21.16      $12.02

Exchange Ratio (Star Unit / Petro Share)
-----------------------------------------------------------
Senior Subordinated Unit                                          0.11758     0.11758     0.11758     0.11758
Junior Subordinated / General Partner Unit                        0.14318     0.14318     0.14318     0.14318

Implied Reference Value per Petro Share                                     Senior Subordinated Unit
-----------------------------------------------------------       --------------------------------------------
Implied Reference Value (excluding DPUs and GP Incentives)          $1.79       $2.20       $2.74       $1.95
DPUs and GP Incentives Value                                           --        0.00        0.63        0.00
                                                                  --------    --------    --------   ---------
Total Implied Reference Value                                       $1.79       $2.20       $3.37       $1.95
                                                                  ========    ========    ========   =========

Implied Reference Value per Petro Share                             Junior Subordinated/ General Partner Unit
-----------------------------------------------------------       --------------------------------------------
Implied Reference Value (excluding DPUs and GP Incentives)          $1.59       $1.93       $2.43       $1.72
DPUs and GP Incentives Value                                           --        0.00        0.60        0.00
                                                                  --------    --------    --------   ---------
Total Implied Reference Value                                       $1.59       $1.93       $3.03       $1.72
                                                                  ========    ========    ========   =========

--------------------------------------------------------------------------------
Sain Rauscher Wessels                                                     Page 9

[LOGO]  PETRO(TM)  Unit Reference Value Analysis
                   Unit Reference Value Analysis Discount Rate Assumptions

================================================================================

                              PROJECT INTENSE HEAT
             Unit Reference Value Analysis Discount Rate Assumptions


                                                                                                     15 Year
                                                                Downside Case                      Weather Case
                                                         --------------------------         ----------------------
                                                         Discount        Bps Spread         Discount    Bps Spread
                                                           Rate           to Common           Rate       to Common
                                                         --------        ----------         --------    ----------
Common Unit                                               12.00% (1)            --           10.25%             --


Senior Subordinated Unit
---------------------------------------------------
Senior Subordinated Unit Distributions                    14.50%           250 bps           12.25%              200 bps

Deferred Participation Units (DPUs)                           --                --           14.25%              400 bps

GP Incentive Distributions                                    --                --           14.75%              450 bps


Junior Subordinated / General Partner Unit
---------------------------------------------------
Junior Subordinated Unit Distributions                    15.50%           350 bps           13.25%              300 bps

Deferred Participation Units (DPUs)                           --                --           14.25%              400 bps

GP Incentive Distributions                                    --                --           14.75%              450 bps

                                                                                                      Dain Rauscher
                                                                Weather Case                           Wessels Case
                                                        --------------------------                ----------------------
                                                        Discount        Bps Spread                Discount    Bps Spread
                                                          Rate           to Common                  Rate       to Common
                                                        ----------      ----------                --------    ----------
Common Unit                                               9.75%                 --                 11.50%             --


Senior Subordinated Unit
---------------------------------------------------
Senior Subordinated Unit Distributions                   11.00%            125 bps                 13.75%        225 bps

Deferred Participation Units (DPUs)                      13.75%            400 bps                 15.50%        400 bps

GP Incentive Distributions                               14.25%            450 bps                 16.00%        450 bps


Junior Subordinated / General Partner Unit
---------------------------------------------------
Junior Subordinated Unit Distributions                   11.75%            200 bps                 14.75%        325 bps

Deferred Participation Units (DPUs)                      13.75%            400 bps                 15.50%        400 bps

GP Incentive Distributions                               14.25%            450 bps                 16.00%        450 bps

---------------
(1) Common Unit discount rate is derived by using the midpoint discount rate between the appropriate discount rates required to calculate a net present value equal to the 1/22/99 closing price of $19.00 using flat $2.20 and $2.30 distributions representing Star stand alone and Star pro forma, respectively.


--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                   Page 10

[LOGO] PETRO(TM) Unit Reference Value Analysis
                 Projected Indicated Distribution per Unit and Cash Distributions per Unit Class


                              PROJECT INTENSE HEAT
 Projected Indicated Distribution per Unit and Cash Distributions per Unit Class
                  (In thousands, except as otherwise indicated)

                                                                                   Projected for the Year Ending September 30,
                                                                                ------------------------------------------------
                                                                                             15 Year Weather Case
                                                                                ------------------------------------------------
Distributable Cash Flow                                                          1999E       2000E         2001E          2002E
----------------------------------------------                                  -------     -------       -------        -------
Distributable Cash Flow                                                         $37,329     $40,093       $43,421        $46,525
Indicated Distribution per Unit                                                   $2.30       $2.32         $2.40          $2.40

Cash Distributions
----------------------------------------------
Distributions to Unitholders                                                    $38,097     $40,110       $42,937        $44,273
GP Incentive Distributions                                                            0           0             0              0
                                                                                -------     -------       -------        -------
Total Cash Distributions                                                        $38,097     $40,110       $42,937        $44,273
                                                                                =======     =======       =======        =======
Weighted Average Units Outstanding
----------------------------------------------
Common Units                                                                     13,319      14,044        14,646         15,202
Senior Subordinated Units (incl. DPUs)                                            2,491       2,491         2,491          2,491
Junior Subordinated Units                                                           430         430           430            430
General Partner Units                                                               323         323           323            323
                                                                                -------     -------       -------        -------
Total Units Outstanding                                                          16,564      17,289        17,891         18,447
                                                             Splits
                                                        -------------------
                                               Annual    Unit-      GP
GP Incentive Distribution Targets              Target   holders  Incentives
--------------------------------------------   ------   -------  ----------
Minimum Quarterly Distribution                 $2.30    100.00%     0.00%
First Target Distribution                      $2.42    100.00%     0.00%
Second Target Distribution                     $2.84     86.70%    13.30%
Third Target Distribution                      $3.70     76.50%    23.50%
Thereafter                                        --     51.00%    49.00%

Cash Distributions prior to First Target
----------------------------------------------
Cash Distributed to Unitholders                                                  38,097      40,110        42,937         44,273
Allocation to Common Units                                                       30,634      32,582        35,149         36,485
Allocation to Senior Subordinated Units                                           5,730       5,780         5,980          5,980
Allocation to Junior Subordinated Units                                             990         999         1,033          1,033
Allocation to General Partner Units                                                 743         750           775            775
GP Incentive DistributionsTotal Cash Distributed                                 38,097      40,110        42,937         44,273

Cash Distributions First to Second Target
----------------------------------------------
Cash Distributed to Unitholders                                                       0           0             0              0
Allocation to Common Units                                                            0           0             0              0
Allocation to Senior Subordinated Units                                               0           0             0              0
Allocation to Junior Subordinated Units                                               0           0             0              0
Allocation to General Partner Units                                                   0           0             0              0
GP Incentive Distributions                                                            0           0             0              0
Total Cash Distributed                                                                0           0             0              0

Cash Distributions Second to Third Target
----------------------------------------------
Cash Distributed to Unitholders                                                      $0          $0            $0             $0
Allocation to Common Units                                                            0           0             0              0
Allocation to Senior Subordinated Units                                               0           0             0              0
Allocation to Junior Subordinated Units                                               0           0             0              0
Allocation to General Partner Units                                                   0           0             0              0
GP Incentive Distributions                                                            0           0             0              0
Total Cash Distributed                                                                0           0             0              0

Cash Distributions Third to Thereafter Target
----------------------------------------------
Cash Distributed to Unitholders                                                      $0          $0            $0             $0
Allocation to Common Units                                                            0           0             0              0
Allocation to Senior Subordinated Units                                               0           0             0              0
Allocation to Junior Subordinated Units                                               0           0             0              0
Allocation to General Partner Units                                                   0           0             0              0
GP Incentive Distributions                                                            0           0             0              0
Total Cash Distributed                                                                0           0             0              0



                                                                      Projected for the Year Ending September 30,
                                                                ---------------------------------------------------------
                                                                                 30 Year Weather Case
                                                                ---------------------------------------------------------
Distributable Cash Flow                                          1999E            2000E           2001E            2002E
----------------------------------------------                  -------          -------         -------          -------
Distributable Cash Flow                                         $40,351          $42,989         $47,144          $51,009
Indicated Distribution per Unit                                   $2.30            $2.50           $2.63            $2.70

Cash Distributions
----------------------------------------------
Distributions to Unitholders                                    $37,251          $42,044         $46,465          $50,004
GP Incentive Distributions                                            0              217             580              807
                                                                -------          -------         -------          -------
Total Cash Distributions                                        $37,251          $42,261         $47,045          $50,810
                                                                =======          =======         =======          =======
Weighted Average Units Outstanding
----------------------------------------------
Common Units                                                     12,951           13,270          13,816           14,366
Senior Subordinated Units (incl. DPUs)                            2,491            2,794           3,097            3,400
Junior Subordinated Units                                           430              430             430              430
General Partner Units                                               323              323             323              323
                                                                -------          -------         -------          -------
Total Units Outstanding                                          16,196           16,818          17,667           18,520



GP Incentive Distribution Targets
---------------------------------------------
Minimum Quarterly Distribution
First Target Distribution
Second Target Distribution
Third Target Distribution
Thereafter

Cash Distributions prior to First Target
----------------------------------------------
Cash Distributed to Unitholders                                  37,251           40,632          42,684           44,744
Allocation to Common Units                                       29,788           32,060          33,380           34,708
Allocation to Senior Subordinated Units                           5,730            6,752           7,484            8,216
Allocation to Junior Subordinated Units                             990            1,040           1,040            1,040
Allocation to General Partner Units                                 743              781             781              781
GP Incentive Distributions
Total Cash Distributed                                           37,251           40,632          42,684           44,744

Cash Distributions First to Second Target
----------------------------------------------
Cash Distributed to Unitholders                                       0            1,413           3,781            5,260
Allocation to Common Units                                            0            1,115           2,957            4,080
Allocation to Senior Subordinated Units                               0              235             663              966
Allocation to Junior Subordinated Units                               0               36              92              122
Allocation to General Partner Units                                   0               27              69               92
GP Incentive Distributions                                            0              217             580              807
Total Cash Distributed                                                0            1,629           4,361            6,066

Cash Distributions Second to Third Target
----------------------------------------------
Cash Distributed to Unitholders                                      $0               $0              $0               $0
Allocation to Common Units                                            0                0               0                0
Allocation to Senior Subordinated Units                               0                0               0                0
Allocation to Junior Subordinated Units                               0                0               0                0
Allocation to General Partner Units                                   0                0               0                0
GP Incentive Distributions                                            0                0               0                0
Total Cash Distributed                                                0                0               0                0

Cash Distributions Third to Thereafter Target
----------------------------------------------
Cash Distributed to Unitholders                                      $0               $0              $0               $0
Allocation to Common Units                                            0                0               0                0
Allocation to Senior Subordinated Units                               0                0               0                0
Allocation to Junior Subordinated Units                               0                0               0                0
Allocation to General Partner Units                                   0                0               0                0
GP Incentive Distributions                                            0                0               0                0
Total Cash Distributed                                                0                0               0                0

--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                   Page 11

[LOGO APPEARS HERE]
Unit Reference Value Analysis
Projected Indicated Distribution per Unit and Cash Distributions per Unit Class

====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

                                                       PROJECT INTENSE HEAT
                          Projected Indicated Distribution per Unit and Cash Distributions per Unit Class
                                           (In thousands, except as otherwise indicated)

                                                                          Projected for the Year Ending September 30,
                                                  --------------------------------------------------------------------------------
                                                                  15 Year Weather Case             30 Year Weather Case
                                                  ---------------------------------------- ---------------------------------------
Common Unit Cash Distributions                      1999E     2000E      2001E     2002E     1999E     2000E     2001E     2002E
-----------------------------------------------   --------- ---------  --------- --------- --------- --------- --------- ---------
Cash Distributions prior to First Target           $30,634   $32,582    $35,149   $36,485   $29,788   $32,060   $33,380   $34,708
Cash Distributions First to Second Target                0         0          0         0         0     1,115     2,957     4,080
Cash Distributions Second to Third Target                0         0          0         0         0         0         0         0
Cash Distributions Third to Thereafter Target            0         0          0         0         0         0         0         0
                                                  --------- ---------  --------- --------- --------- --------- --------- ---------
Total Cash Distributions                           $30,634   $32,582    $35,149   $36,485   $29,788   $33,174   $36,337   $38,788
Total Cash Distributions per Unit                   $2.300    $2.320     $2.400    $2.400    $2.300    $2.500    $2.630    $2.700
Weighted Average Units Outstanding                  13,319    14,044     14,646    15,202    12,951    13,270    13,816    14,366

Senior Subordinated Unit Cash Distributions
-----------------------------------------------
Cash Distributions prior to First Target            $5,730    $5,780     $5,980    $5,980    $5,730    $6,752    $7,484    $8,216
Cash Distributions First to Second Target                0         0          0         0         0       235       663       966
Cash Distributions Second to Third Target                0         0          0         0         0         0         0         0
Cash Distributions Third to Thereafter Target            0         0          0         0         0         0         0         0
                                                  --------- ---------  --------- --------- --------- --------- --------- ---------
Total Cash Distributions                            $5,730    $5,780     $5,980    $5,980    $5,730    $6,986    $8,146    $9,181
Total Cash Distributions per Unit                   $2.300    $2.320     $2.400    $2.400    $2.300    $2.500    $2.630    $2.700
Weighted Average Units Outstanding                   2,491     2,491      2,491     2,491     2,491     2,794     3,097     3,400

Junior Subordinated Unit Cash Distributions
-----------------------------------------------
Cash Distributions prior to First Target              $990      $999     $1,033    $1,033      $990    $1,040    $1,040    $1,040
Cash Distributions First to Second Target                0         0          0         0         0        36        92       122
Cash Distributions Second to Third Target                0         0          0         0         0         0         0         0
Cash Distributions Third to Thereafter Target            0         0          0         0         0         0         0         0
                                                  --------- ---------  --------- --------- --------- --------- --------- ---------
Total Cash Distributions                              $990      $999     $1,033    $1,033      $990    $1,076    $1,132    $1,162
Total Cash Distributions per Unit                   $2.300    $2.320     $2.400    $2.400    $2.300    $2.500    $2.630    $2.700
Weighted Average Units Outstanding                     430       430        430       430       430       430       430       430

General Partner Unit Cash Distributions
-----------------------------------------------
Cash Distributions prior to First Target              $743      $750       $775      $775      $743      $781      $781      $781
Cash Distributions First to Second Target                0         0          0         0         0        27        69        92
Cash Distributions Second to Third Target                0         0          0         0         0         0         0         0
Cash Distributions Third to Thereafter Target            0         0          0         0         0         0         0         0
                                                  --------- ---------  --------- --------- --------- --------- --------- ---------
Total Cash Distributions                              $743      $750       $775      $775      $743      $808      $850      $872
Total Cash Distributions per Unit                   $2.300    $2.320     $2.400    $2.400    $2.300    $2.500    $2.630    $2.700
Weighted Average Units Outstanding                     323       323        323       323       323       323       323       323

GP Incentive Distributions
-----------------------------------------------
Cash Distributions prior to First Target                --        --         --        --        --        --        --        --
Cash Distributions First to Second Target               $0        $0         $0        $0        $0      $217      $580      $807
Cash Distributions Second to Third Target                0         0          0         0         0         0         0         0
Cash Distributions Third to Thereafter Target            0         0          0         0         0         0         0         0
                                                  --------- ---------  --------- --------- --------- --------- --------- ---------
Total Cash Distributions                                $0        $0         $0        $0        $0      $217      $580      $807
Total Cash Distributions per Unit (Sr, Jr & GP)     $0.000    $0.000     $0.000    $0.000    $0.000    $0.061    $0.151    $0.194
Weighted Average Units Outstanding (Sr, Jr & GP)     3,245     3,245      3,245     3,245     3,245     3,548     3,851     4,154

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Dain Rauscher Wessels                                                                                                     Page 12

[LOGO APPEARS HERE]
Unit Reference Value Analysis
Cumulative Incremental DPU per Unit Calculation

====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------

                                                       PROJECT INTENSE HEAT
                                          Cumulative Incremental DPU per Unit Calculation
                                           (In thousands, except as otherwise indicated)

                                                                          Projected for the Year Ending September 30,
                                                  --------------------------------------------------------------------------------
                                                                  15 Year Weather Case             30 Year Weather Case
                                                  ---------------------------------------- ---------------------------------------
Units to Receive DPUs                               1999E     2000E      2001E     2002E     1999E     2000E     2001E     2002E
-----------------------------------------------   --------- ---------  --------- --------- --------- --------- --------- ---------
Senior Subordinated Units (includes DPUs)             2,491     2,491      2,491     2,491     2,491     2,794     3,097     3,400
Junior Subordinated Units                               430       430        430       430       430       430       430       430
General Partner Units                                   323       323        323       323       323       323       323       323
                                                  --------- ---------  --------- --------- --------- --------- --------- ---------
Total Units                                           3,245     3,245      3,245     3,245     3,245     3,548     3,851     4,154

Cumulative Incremental DPU per Unit
-----------------------------------------------
DPUs Distributed                                          0         0          0         0         0       303       303       303
DPU per Outstanding Unit                              0.000     0.000      0.000     0.000     0.000     0.093     0.085     0.079

------------------------------------------------------------------------------------------------------------------------------------
Cumulative Incremental DPU per Unit                   0.000     0.000      0.000     0.000     0.000     0.093     0.187     0.280
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------




====================================================================================================================================
Dain Rauscher Wessels                                                                                                        Page 13

[LOGO APPEARS HERE]
Unit Reference Value Analysis
Unit Reference Value Analysis (Downside Case)

==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------

                                                       PROJECT INTENSE HEAT
                                           Unit Reference Value Analysis (Downside Case)

                                                                              Downside Case
                                                  --------------------------------------------------------------------------------
                                                           Projected for the Year
                                                            Ending September 30,            Terminal    Total  Liquidity  Adjusted
                                                  ----------------------------------------                     Discount
Common Unit (1)                                     1999E     2000E      2001E     2002E    Value (3)    NPV     (4)        NPV
-----------------------------------------------   --------- ---------  --------- ---------  --------- -------- --------- ---------
Cash Distributions                                    $2.30     $2.30      $2.30     $2.30   $19.17

Period                                                 0.50      1.50       2.50      3.50     4.00
----------------------------------------------------------------------------------------------------------------------------------
NPV @ 12.00%                                          $2.17     $1.94      $1.73     $1.55   $12.18     $19.57     --      $19.57
----------------------------------------------------------------------------------------------------------------------------------

Senior Subordinated Unit (2)
-----------------------------------------------

Cash Distributions                                    $1.15     $2.30      $2.30     $2.30   $15.86

Period                                                 0.75      1.50       2.50      3.50     4.00
----------------------------------------------------------------------------------------------------------------------------------
NPV @ 14.50% (250 bps spread to Common)               $1.04     $1.88      $1.64     $1.43    $9.23     $15.22     --      $15.22
----------------------------------------------------------------------------------------------------------------------------------

Junior Subordinated / General Partner Unit (2)
-----------------------------------------------

Cash Distributions                                    $1.15     $2.30      $2.30     $2.30   $14.84

Period                                                 0.75      1.50       2.50      3.50     4.00
----------------------------------------------------------------------------------------------------------------------------------
NPV @ 15.50% (350 bps spread to Common)               $1.03     $1.85      $1.60     $1.39    $8.34     $14.22   22.0%     $11.09
----------------------------------------------------------------------------------------------------------------------------------

------------------

(1) Common Unit discount rate is derived by using the midpoint discount rate between the appropriate discount rates required to calculate a net present value equal to the 1/22/99 closing price of $19.00 using flat $2.20 and $2.30 distributions representing Star stand alone and Star pro forma, respectively.
(2) Senior Subordinated and Junior Subordinated / General Partner Units are assumed to receive no distributions for the third and fourth fiscal quarters of 1999E.
(3) Terminal value is calculated as a perpetuity by dividing 2002E distribution by the discount rate.
(4) The Junior Subordinated and General Partner Unit discount is determined by using a 25% liquidity discount for both Units and a 10% control premium for a General Partner Unit. The weighted average based upon pro forma Unit ownership is a discount of 22%.

--------------------------------------------------------------------------------


================================================================================
Dain Rauscher Wessels                                                    Page 14

[LOGO APPEARS HERE]
Unit Reference Value Analysis
Common Unit Reference Value Analysis
(15 Year Weather Case)

==============================================================================================================



--------------------------------------------------------------------------------------------------------------

                                                       PROJECT INTENSE HEAT
                                    Common Unit Reference Value Analysis (15 Year Weather Case)

                                                                  15 Year Weather Case
                                                  -----------------------------------------------------------
                                                           Projected for the Year
                                                            Ending September 30,            Terminal   Total
                                                  ----------------------------------------
Common Unit (1)                                     1999E     2000E      2001E     2002E    Value (2)   NPV
-----------------------------------------------   --------- ---------  --------- ---------  --------- --------
Cash Distributions                                    $2.30     $2.32      $2.40     $2.40    $23.41

Period                                                 0.50      1.50       2.50      3.50      4.00

--------------------------------------------------------------------------------------------------------------
NPV @ 10.25%                                          $2.19     $2.00      $1.88     $1.71    $15.85    $23.63
--------------------------------------------------------------------------------------------------------------

---------------

(1) Common Unit discount rate is a Dain Rauscher Wessels assumed yield based upon growth rate in distributions in the 15 year weather case.
(2) Terminal value is calculated as a perpetuity by dividing 2002E distribution by the discount rate.

--------------------------------------------------------------------------------




================================================================================
Dain Rauscher Wessels                                                   Page 15

[LOGO APPEARS HERE]
Unit Reference Value Analysis
Senior Subordinated Unit Reference Value Analysis
(15 Year Weather Case)

==============================================================================================================



--------------------------------------------------------------------------------------------------------------

                                                       PROJECT INTENSE HEAT
                             Senior Subordinated Unit Reference Value Analysis (15 Year Weather Case)

                                                                  15 Year Weather Case
                                                  -----------------------------------------------------------
                                                           Projected for the Year
                                                            Ending September 30,           Terminal    Total
                                                  ----------------------------------------
Senior Subordinated Unit Distributions (1)          1999E     2000E      2001E     2002E   Value (2)    NPV
-----------------------------------------------   --------- ---------  --------- --------- --------- ---------
Cash Distributions                                    $1.15     $2.32      $2.40     $2.40   $19.59

Period                                                 0.75      1.50       2.50      3.50     4.00

NPV @ 12.25% (200 bps spread to Common)               $1.05     $1.95      $1.80     $1.60   $12.34     $18.75

Deferred Participation Unit (DPU)
-----------------------------------------------

Cumulative Incremental DPU per Unit                   0.000     0.000      0.000     0.000

Cash Distributions per Fractional Unit                $0.00     $0.00      $0.00     $0.00    $0.00

Period                                                 0.50      1.50       2.50      3.50     4.00

NPV @ 14.25% (400 bps spread to Common)               $0.00     $0.00      $0.00     $0.00    $0.00      $0.00

GP Incentive Distributions
-----------------------------------------------

Cash Distributions                                    $0.00     $0.00      $0.00     $0.00    $0.00

Period                                                 0.50      1.50       2.50      3.50     4.00

NPV @ 14.75% (450 bps spread to Common)               $0.00     $0.00      $0.00     $0.00    $0.00      $0.00

--------------------------------------------------------------------------------------------------------------
Total Net Present Value per Unit                      $1.05     $1.95      $1.80     $1.60   $12.34     $18.75
--------------------------------------------------------------------------------------------------------------

--------------------

(1) Senior Subordinated Units are assumed to receive no distributions for the third and fourth fiscal quarters of 1999E.

(2) Terminal value is calculated as a perpetuity by dividing 2002E distribution by the discount rate.

--------------------------------------------------------------------------------


================================================================================
Dain Rauscher Wessels                                                   Page 16

[LOGO APPEARS HERE]
Unit Reference Value Analysis
Junior Subordinated / General Partner Unit Reference Value Analysis (15 Year Weather Case)

==================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------

                                                       PROJECT INTENSE HEAT
                    Junior Subordinated / General Partner Unit Reference Value Analysis (15 Year Weather Case)

                                                                              15 Year Weather Case
                                                  --------------------------------------------------------------------------------
                                                           Projected for the Year
                                                            Ending September 30,           Terminal    Total   Liquidity  Adjusted
                                                  ----------------------------------------                     Discount
Junior Subordinated / GP Unit Distributions (1)     1999E     2000E      2001E     2002E   Value (2)    NPV      (3)        NPV
-----------------------------------------------   --------- ---------  --------- --------- --------- --------- --------- ---------
Cash Distributions                                    $1.15     $2.32      $2.40     $2.40  $18.11

Period                                                 0.75      1.50       2.50      3.50    4.00

NPV @ 13.25% (300 bps spread to Common)               $1.05     $1.92      $1.76     $1.55  $11.01      $17.29     22%      $13.49

Deferred Participation Unit (DPU)
-----------------------------------------------

Cumulative Incremental DPU per Unit                   0.000     0.000      0.000     0.000

Cash Distributions per Fractional Unit                $0.00     $0.00      $0.00     $0.00   $0.00

Period                                                 0.50      1.50       2.50      3.50    4.00

NPV @ 14.25% (400 bps spread to Common)               $0.00     $0.00      $0.00     $0.00   $0.00       $0.00     22%       $0.00

GP Incentive Distributions
-----------------------------------------------

Cash Distributions                                    $0.00     $0.00      $0.00     $0.00   $0.00

Period                                                 0.50      1.50       2.50      3.50    4.00

NPV @ 14.75% (450 bps spread to Common)               $0.00     $0.00      $0.00     $0.00   $0.00       $0.00     22%       $0.00

----------------------------------------------------------------------------------------------------------------------------------
Total Net Present Value per Unit                      $1.05     $1.92      $1.76     $1.55  $11.01      $17.29     22%      $13.49
----------------------------------------------------------------------------------------------------------------------------------

------------------

(1) Junior / General Partner Subordinated Units are assumed to receive no distributions for the third and fourth fiscal quarters of 1999E.

(2) Terminal value is calculated as a perpetuity by dividing 2002E distribution by the discount rate.

(3) The Junior Subordinated and General Partner Unit discount is determined by using a 25% liquidity discount for both Units and a 10% control premium for a General Partner Unit. The weighted average based upon pro forma Unit ownership is a discount of 22%.

--------------------------------------------------------------------------------


================================================================================
Dain Rauscher Wessels                                                   Page 17

[LOGO APPEARS HERE]
Unit Reference Value Analysis
Common Unit Reference Value Analysis
(30 Year Weather Case)

==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------

                                                       PROJECT INTENSE HEAT
                                    Common Unit Reference Value Analysis (30 Year Weather Case)

                                                                  30 Year Weather Case
                                                  -----------------------------------------------------------
                                                           Projected for the Year
                                                            Ending September 30,           Terminal    Total
                                                  ----------------------------------------
Common Unit (1)                                     1999E     2000E      2001E     2002E   Value (2)    NPV
-----------------------------------------------   --------- ---------  --------- --------- --------- ---------

Cash Distributions                                    $2.30     $2.50      $2.63     $2.70   $27.69

Period                                                 0.50      1.50       2.50      3.50     4.00
--------------------------------------------------------------------------------------------------------------
NPV @ 9.75%                                           $2.20     $2.17      $2.08     $1.95   $19.09     $27.49
--------------------------------------------------------------------------------------------------------------

(1) Common Unit discount rate is a Dain Rauscher Wessels assumed yield based upon the growth rate in distributions in the 30 year weather case.

(2) Terminal value is calculated as a perpetuity by dividing 2002E distribution by the discount rate.

--------------------------------------------------------------------------------



================================================================================
Dain Rauscher Wessels                                                    Page 18

[LOGO APPEARS HERE]
Unit Reference Value Analysis
Senior Subordinated Unit Reference Value Analysis
(30 Year Weather Case)

==============================================================================================================



--------------------------------------------------------------------------------------------------------------

                                                       PROJECT INTENSE HEAT
                             Senior Subordinated Unit Reference Value Analysis (30 Year Weather Case)

                                                                  30 Year Weather Case
                                                  -----------------------------------------------------------
                                                           Projected for the Year
                                                            Ending September 30,           Terminal    Total
                                                  ----------------------------------------
Senior Subordinated Unit Distributions (1)          1999E     2000E      2001E     2002E   Value (2)    NPV
-----------------------------------------------   --------- ---------  --------- --------- --------- ---------

Cash Distributions                                    $1.15     $2.50      $2.63     $2.70   $24.55

Period                                                 0.75      1.50       2.50      3.50     4.00

NPV @ 11.00% (125 bps spread to Common)               $1.06     $2.14      $2.03     $1.87   $16.17     $23.27

Deferred Participation Unit (DPU)
-----------------------------------------------

Cumulative Incremental DPU per Unit                   0.000     0.093      0.187     0.280

Cash Distributions per Fractional Unit                $0.00     $0.23      $0.49     $0.76    $5.50

Period                                                 0.50      1.50       2.50      3.50     4.00

NPV @ 13.75% (400 bps spread to Common)               $0.00     $0.19      $0.36     $0.48    $3.29      $4.32

GP Incentive Distributions
-----------------------------------------------

Cash Distributions                                    $0.00     $0.06      $0.15     $0.19    $1.36

Period                                                 0.50      1.50       2.50      3.50     4.00

NPV @ 14.25% (450 bps spread to Common)               $0.00     $0.05      $0.11     $0.12    $0.80      $1.08

--------------------------------------------------------------------------------------------------------------
Total Net Present Value per Unit                      $1.06     $2.38      $2.49     $2.48   $20.25     $28.67
--------------------------------------------------------------------------------------------------------------

--------------------

(1) Senior Subordinated Units are assumed to receive no distributions for the third and fourth fiscal quarters of 1999E.

(2) Terminal value is calculated as a perpetuity by dividing 2002E distribution by the discount rate.

--------------------------------------------------------------------------------


================================================================================
Dain Rauscher Wessels                                                    Page 19

[LOGO APPEARS HERE]
Unit Reference Value Analysis
Junior Subordinated / General Partner Unit Reference Value Analysis (30 Year Weather Case)

==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------

                                                       PROJECT INTENSE HEAT
                    Junior Subordinated / General Partner Unit Reference Value Analysis (30 Year Weather Case)

                                                                              30 Year Weather Case
                                                  --------------------------------------------------------------------------------
                                                           Projected for the Year
                                                            Ending September 30,           Terminal    Total   Liquidity  Adjusted
                                                  ----------------------------------------                     Discount
Junior Subordinated / GP Unit Distributions (1)     1999E     2000E      2001E     2002E   Value (2)    NPV      (3)        NPV
-----------------------------------------------   --------- ---------  --------- --------- --------- --------- --------- ---------
Cash Distributions                                    $1.15     $2.50      $2.63     $2.70   $22.98

Period                                                 0.75      1.50       2.50      3.50     4.00

NPV @ 11.75% (200 bps spread to Common)               $1.06     $2.12      $1.99     $1.83   $14.73     $21.73      22%     $16.95

Deferred Participation Unit (DPU)
-----------------------------------------------

Cumulative Incremental DPU per Unit                   0.000     0.093      0.187     0.280

Cash Distributions per Fractional Unit                $0.00     $0.23      $0.49     $0.76    $5.50

Period                                                 0.50      1.50       2.50      3.50     4.00

NPV @ 13.75% (400 bps spread to Common)               $0.00     $0.19      $0.36     $0.48    $3.29      $4.32      22%      $3.37

GP Incentive Distributions
-----------------------------------------------

Cash Distributions                                    $0.00     $0.06      $0.15     $0.19    $1.36

Period                                                 0.50      1.50       2.50      3.50     4.00

NPV @ 14.25% (450 bps spread to Common)               $0.00     $0.05      $0.11     $0.12    $0.80      $1.08      22%      $0.84

----------------------------------------------------------------------------------------------------------------------------------
Total Net Present Value per Unit                      $1.06     $2.36      $2.46     $2.43   $18.82     $27.13      22%     $21.16
----------------------------------------------------------------------------------------------------------------------------------

---------------------

(1) Junior / General Partner Subordinated Units are assumed to receive no distributions for the third and fourth fiscal quarters of 1999E.

(2) Terminal value is calculated as a perpetuity by dividing 2002E distribution by the discount rate.

(3) The Junior Subordinated and General Partner Unit discount is determined by using a 25% liquidity discount for both Units and a 10% control premium for a General Partner Unit. The weighted average based upon pro forma Unit ownership is a discount of 22%.

--------------------------------------------------------------------------------


================================================================================
Dain Rauscher Wessels                                                    Page 20

[LOGO APPEARS HERE]
Unit Reference Value Analysis
Common Unit Reference Value Analysis
(Dain Rauscher Wessels Case)

==============================================================================================================



--------------------------------------------------------------------------------------------------------------

                                                       PROJECT INTENSE HEAT
                                 Common Unit Reference Value Analysis (Dain Rauscher Wessels Case)

                                                                  Dain Rauscher Wessels Case
                                                  -----------------------------------------------------------
                                                           Projected for the Year
                                                            Ending September 30,           Terminal    Total
                                                  ----------------------------------------
Common Unit (1)                                     1999E     2000E      2001E     2002E   Value (2)    NPV
-----------------------------------------------   --------- ---------  --------- --------- --------- ---------
Cash Distributions                                    $2.30     $2.30      $2.30     $2.40   $20.87

Period                                                 0.50      1.50       2.50      3.50     4.00
--------------------------------------------------------------------------------------------------------------
NPV @ 11.50%                                          $2.18     $1.95      $1.75     $1.64   $13.50     $21.03
--------------------------------------------------------------------------------------------------------------

--------------------

Note: Dain Rauscher Wessels Case assumes distributions of $2.30, $2.30, $2.30 and $2.40 for the years ending 1999E, 2000E, 2001E and 2002E, respectively.

(1) Common Unit discount rate is a Dain Rauscher Wessels assumed yield based upon the growth rate in distributions in the Dain Rauscher Wessels case.

(2) Terminal value is calculated as a perpetuity by dividing 2002E distribution by the discount rate.

--------------------------------------------------------------------------------


================================================================================
Dain Rauscher Wessels                                                    Page 21

[LOGO APPEARS HERE]
Unit Reference Value Analysis
Senior Subordinated Unit Reference Value Analysis
(Dain Rauscher Wessels Case)

==============================================================================================================



--------------------------------------------------------------------------------------------------------------

                                                       PROJECT INTENSE HEAT
                          Senior Subordinated Unit Reference Value Analysis (Dain Rauscher Wessels Case)


                                                                  Dain Rauscher Wessels Case
                                                  -----------------------------------------------------------
                                                           Projected for the Year
                                                            Ending September 30,           Terminal    Total
                                                  ----------------------------------------
Senior Subordinated Unit Distributions (1)          1999E     2000E      2001E     2002E   Value (2)    NPV
-----------------------------------------------   --------- ---------  --------- --------- --------- ---------
Cash Distributions                                    $1.15     $2.30      $2.30     $2.40   $17.45

Period                                                 0.75      1.50       2.50      3.50     4.00

NPV @ 13.75% (225 bps spread to Common)               $1.04     $1.90      $1.67     $1.53   $10.43     $16.56

Deferred Participation Unit (DPU)
-----------------------------------------------

Cumulative Incremental DPU per Unit                   0.000     0.000      0.000     0.000

Cash Distributions per Fractional Unit                $0.00     $0.00      $0.00     $0.00    $0.00

Period                                                 0.50      1.50       2.50      3.50     4.00

NPV @ 15.50% (400 bps spread to Common)               $0.00     $0.00      $0.00     $0.00    $0.00      $0.00

GP Incentive Distributions
-----------------------------------------------

Cash Distributions                                    $0.00     $0.00      $0.00     $0.00    $0.00

Period                                                 0.50      1.50       2.50      3.50     4.00

NPV @ 16.00% (450 bps spread to Common)               $0.00     $0.00      $0.00     $0.00    $0.00      $0.00

--------------------------------------------------------------------------------------------------------------
Total Net Present Value per Unit                      $1.04     $1.90      $1.67     $1.53   $10.43     $16.56
--------------------------------------------------------------------------------------------------------------

----------------------

Note: Dain Rauscher Wessels Case assumes distributions of $2.30, $2.30, $2.30 and $2.40 for the years ending 1999E, 2000E, 2001E and 2002E, respectively.

(1) Senior Subordinated Units are assumed to receive no distributions for the third and fourth fiscal quarters of 1999E.

(2) Terminal value is calculated as a perpetuity by dividing 2002E distribution by the discount rate.

--------------------------------------------------------------------------------


================================================================================
Dain Rauscher Wessels                                                    Page 22

[LOGO APPEARS HERE]
Unit Reference Value Analysis
Junior Subordinated / General Partner Unit Reference Value Analysis (Dain Rauscher Wessels Case)

==================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------

                                                       PROJECT INTENSE HEAT
                 Junior Subordinated / General Partner Unit Reference Value Analysis (Dain Rauscher Wessels Case)

                                                                              Dain Rauscher Wessels Case
                                                  --------------------------------------------------------------------------------
                                                           Projected for the Year
                                                            Ending September 30,           Terminal    Total   Liquidity    Adjusted
                                                  ----------------------------------------
Junior Subordinated / GP Unit Distributions (1)     1999E     2000E      2001E     2002E   Value (2)    NPV    Discount (3)   NPV
-----------------------------------------------   --------- ---------  --------- --------- --------- --------- ----------- ---------

Cash Distributions                                    $1.15     $2.30      $2.30     $2.40   $16.27

Period                                                 0.75      1.50       2.50      3.50     4.00

NPV @ 14.75% (325 bps spread to Common)               $1.04     $1.87      $1.63     $1.48    $9.38     $15.41         22%    $12.02

Deferred Participation Unit (DPU)
-----------------------------------------------

Cumulative Incremental DPU per Unit                   0.000     0.000      0.000     0.000

Cash Distributions per Fractional Unit                $0.00     $0.00      $0.00     $0.00    $0.00

Period                                                 0.50      1.50       2.50      3.50     4.00

NPV @ 15.50% (400 bps spread to Common)               $0.00     $0.00      $0.00     $0.00    $0.00      $0.00         22%     $0.00

GP Incentive Distributions
-----------------------------------------------
Cash Distributions                                    $0.00     $0.00      $0.00     $0.00    $0.00

Period                                                 0.50      1.50       2.50      3.50     4.00

NPV @ 16.00% (450 bps spread to Common)               $0.00     $0.00      $0.00     $0.00    $0.00      $0.00         22%     $0.00

------------------------------------------------------------------------------------------------------------------------------------
Total Net Present Value per Unit                      $1.04     $1.87      $1.63     $1.48    $9.38     $15.41         22%    $12.02
------------------------------------------------------------------------------------------------------------------------------------

-------------------

Note: Dain Rauscher Wessels Case assumes distributions of $2.30, $2.30, $2.30 and $2.40 for the years ending 1999E, 2000E, 2001E and 2002E, respectively.

(1) Junior / General Partner Subordinated Units are assumed to receive no distributions for the third and fourth fiscal quarters of 1999E.

(2) Terminal value is calculated as a perpetuity by dividing 2002E distribution by the discount rate.

(3) The Junior Subordinated and General Partner Unit discount is determined by using a 25% liquidity discount for both Units and a 10% control premium for a General Partner Unit. The weighted average based upon pro forma Unit ownership is a discount of 22%.

--------------------------------------------------------------------------------


================================================================================
Dain Rauscher Wessels                                                    Page 23

[LOGO APPEARS HERE]
Project Intense Heat

================================================================================


                           Historical and Pro Forma
                            MVE and MVC Comparison


================================================================================
Dain Rauscher Wessels                                                    Page 24

[LOGO OF PETRO APPEARS HERE]  Historical and Pro Forma MVE and MVC Comparison
                              Petro Historical and Pro Forma Adjusted MVE and MVC Summary
================================================================================


                             PROJECT INTENSE HEAT
Petro Historical and Pro Forma Adjusted Market Value of Equity and Market Value
                           of Capitalization Summary
                 (In thousands, except as otherwise indicated)


                                                                      Pro Forma Adjusted Market Value of Equity and
                                                         Historical           Market Value of Capitalization
                                                                      ------------------------------------------------
                                                           MVE &         Common       Sr Sub      Jr Sub / GP   Total       Percent
Market Value of Equity                                     MVC           Units        Units          Units      Units       Change
------------------------------------------------------   ----------   ---------     --------       --------   --------      -------
Shares / Units Outstanding                                   26,463         ---        2,491            753      3,245
Valuation per Share / Unit (1)                              $ 1.000     $21.026      $16.561        $12.017
Market Value of Equity                                      $26,463         ---      $41,262        $ 9,054    $50,316       90.1%

Principal Amount of Debt at 9/30/98 (pre-transaction)
-----------------------------------------------------
11.96% Senior Notes                                          60,000                                             60,000
14.10% Senior Notes                                           3,100                                              3,100
14.10% Subordinated Notes                                     3,100                                              3,100
10.13% Subordinated & Senior Subordinated Notes              50,000                                             50,000
9.38% Subordinated & Senior Subordinated Notes               75,000                                             75,000
12.25% Subordinated & Senior Subordinated Notes              81,250                                             81,250
8.00% Acq. & Other Notes                                     14,435                                             14,435
8.25% Existing Credit Facility                                    0                                                  0
                                                         ----------                                           --------
Total Principal Amount of Debt                             $286,885                                           $286,885
                                                         ----------                                           --------
Liquidation Value of Preferred Stock at 9/30/98 (2)
----------------------------------------------------
14.33% Preferred Stock                                      $ 4,167                                            $ 4,167
12.88% Preferred Stock                                       30,000                                             27,600
                                                         ----------                                           --------
Total Liquidation Value of Preferred Stock                  $34,167                                            $31,767

Debt and Preferred Stock Exchange (Common Units Issued)
-------------------------------------------------------
Common Units Issued in Exchange                                ---          103
Dain Rauscher Wessels Reference Value per Unit                 ---      $21.026
Total Value of Units Issued                                    ---       $2,161                                 2,161

Market Value of Capitalization
------------------------------
Total Value of Equity, Debt & Preferred                    $347,515                                           $371,129
Less: Excess Cash (pre-transaction)                         (10,111)                                           (10,111)
                                                         ----------                                           --------
Market Value of Capitalization                             $337,404                                           $361,018        7.0%
                                                         ==========                                           ========


(1) Petro historical value per share is the closing market price on 1/22/99 and the Star pro forma value per Unit is based on the Unit Reference Value Analysis (Dain Rauscher Wessels Case), [See Unit Reference Value Analysis Summary on page 9].

(2) Petro value for Preferred Stock is liquidation value at September 30, 1998, except pro forma value for the 12.88% Preferred, which is 92% of liquidation value.

--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                    Page 25

[LOGO OF PETRO APPEARS HERE]  Historical and Pro Forma MVE and MVC Comparison
                              Petro Historical and Pro Forma Adjusted MVE and MVC Summary
================================================================================


                             PROJECT INTENSE HEAT
Star Historical and Pro Forma Adjusted Market Value of Equity and Market Value
                           of Capitalization Summary
                 (In thousands, except as otherwise indicated)

                                     Historical Market Value of Equity and
                                          Market Value of Capitalization
                                    ----------------------------------------------
                                     Common       Sub          Implied      Total
Market Value of Equity               Units        Units        GP Units     Units
------------------------            -------     --------       --------   --------
Units Outstanding                    3,859        2,396            128       6,383

Valuation per Unit (1)             $19.000       $9.500        $16.150

Market Value of Equity             $73,321      $22,763         $2,062     $98,145

Market Value of Capitalization
------------------------------

Market Value of Equity                                                     $98,145

Total Debt (2)                                                             109,770

Less: Excess Cash (2)                                                          (35)
                                                                          --------
Market Value of Capitalization                                            $207,880
                                                                          ========
                                     Pro Forma Adjusted Market Value of Equity and
                                             Market Value of Capitalization
                                     ------------------------------------------------
                                        Common       Sr Sub      Jr Sub / GP   Total   Percent
Market Value of Equity                  Units        Units          Units      Units   Change
------------------------             ---------     --------       --------   --------  -------
Units Outstanding                      12,909        2,491            753     16,154

Valuation per Unit (1)                $21.026      $16.561        $12.017

Market Value of Equity               $271,425      $41,262         $9,054   $321,742    227.8%

Market Value of Capitalization
------------------------------

Market Value of Equity                                                      $321,742

Total Debt (2)                                                               283,851

Less: Excess Cash (2)                                                           (536)
                                                                             --------
Market Value of Capitalization                                              $605,057    191.1%
                                                                             ========

(1) Star historical value per Common Unit is the closing market price on 1/22/99 and the Star value per Subordinated Unit is the value of a Common Unit less a 25% liquidity discount and a 25% subordination discount. The value of an implied General Partner Unit is the value of a Common Unit less a 25% liquidity discount plus a 10% control premium. The value of each pro forma Star Unit is based on the Unit Reference Value Analysis (Dain Rauscher Wessels Case).

(2) Total debt and excess cash for historical is based on the Star September 30, 1998 balance sheet and for pro forma is based on the Star September 30, 1998 pro forma balance sheet.


--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                    Page 26

[LOGO OF PETRO APPEARS HERE]  Project Intense Heat
================================================================================






                         Discounted Cash Flow Analysis





--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                    Page 27

[LOGO OF PETRO APPEARS HERE]  Discounted Cash Flow Analysis
                              Petro Stand-Alone Free Cash Flow Projections
                              (Unlevered)
================================================================================


                      PETROLEUM HEAT AND POWER CO., INC.
              Stand-Alone Free Cash Flow Projections (Unlevered)
                 (In thousands, except as otherwise indicated)

                                        Projected for the Year Ending December 31,     Projected for the Year Ending December 31,
                                     ---------------------------------------------   ----------------------------------------------
                                     Estimated      15 Year Weather Case             Estimated      30 Year Weather Case
                                               -----------------------------------             ------------------------------------
                                       1998E     1999E     2000E    2001E    2002E     1998E     1999E     2000E   2001E      2002E
                                     -------   -------   -------  -------  -------   -------   -------   -------  -------  --------
Volume (gallons)                     324,667   369,707   356,249  343,852  332,333   324,667   380,161   366,323  353,575   341,730

Sales                               $408,019  $490,828  $477,965 $466,187 $455,287  $408,019  $504,120  $490,912 $478,817  $467,624
Cost of Sales                        265,526   328,642   318,786  309,754  301,400   265,526   337,106   326,993  317,724   309,151
                                     -------   -------   -------  -------  -------   -------   -------   -------  -------  --------
Gross Profit                         142,493   162,186   159,179  156,433  153,887   142,493   167,014   163,919  161,093   158,473
Operating Expenses                   111,881   118,794   117,410  116,196  115,118   111,881   121,466   120,052  118,810   117,707
                                     -------   -------   -------  -------  -------   -------   -------   -------  -------  --------
Heating Oil EBITDA                    30,612    43,392    41,769   40,237   38,769    30,612    45,548    43,867   42,283    40,766
MLP Distribution                       4,367       400     2,772    3,013    3,300     4,367       400     4,586    5,129     5,575
                                     -------   -------   -------  -------  -------   -------   -------   -------  -------  --------
Total EBITDA                          34,979    43,792    44,541   43,250   42,069    34,979    45,948    48,453   47,412    46,341
Depreciation and Amortization         27,941    23,500    19,500   15,500   11,500    27,941    23,500    19,500   15,500    11,500
                                     -------   -------   -------  -------  -------   -------   -------   -------  -------  --------
Pretax Income                          7,038    20,292    25,041   27,750   30,569     7,038    22,448    28,953   31,912    34,841
Income Tax Expense                       400       500       500      500      500       400       500       500      500       500
                                     -------   -------   -------  -------  -------   -------   -------   -------  -------  --------
Net Income                             6,638    19,792    24,541   27,250   30,069     6,638    21,948    28,453   31,412    34,341
Plus: Depreciation and Amortization   27,941    23,500    19,500   15,500   11,500    27,941    23,500    19,500   15,500    11,500
                                     -------   -------   -------  -------  -------   -------   -------   -------  -------  --------
Cash Flow                            $34,579   $43,292   $44,041  $42,750  $41,569   $34,579   $45,448   $47,953  $46,912   $45,841
                                     =======   =======   =======  =======  =======   =======   =======   =======  =======  ========
Less: Maintenance Capex               (2,886)   (3,000)   (3,000)  (3,000)  (3,000)   (2,886)   (3,000)   (3,000)  (3,000)   (3,000)
                                     -------   -------   -------  -------  -------   -------   -------   -------  -------  --------
Free Cash Flow                       $31,693   $40,292   $41,041  $39,750  $38,569   $31,693   $42,448   $44,953  $43,912   $42,841
                                     =======   =======   =======  =======  =======   =======   =======   =======  =======  ========


--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                    Page 28

[LOGO OF PETRO APPEARS HERE]  Discounted Cash Flow Analysis
                              Leveraged Weighted Average Cost of Capital
                              Calculation
================================================================================

                      PETROLEUM HEAT AND POWER CO., INC.
            Leveraged Weighted Average Cost of Capital Calculation


Risk Free Rate
                                                                                                                   --------
1 Year treasury bill yield (1/22/99)                                                       Risk Free Rate (Rf)         4.41%
                                                                                                                   --------
Expected Return on Equity Market
1 Year treasury bill yield (1/22/99)                                                                       Rf          4.41%
Historical spread between equity returns and 1-year treasury
 bill yield (Ibbotson Associates)                                                                           S          7.00%
                                                                                                                   --------
                                                                 Expected Return on Equity Market (Rm) = Rf+S         11.41%
                                                                                                                   --------
Cost of Debt
Long-term debt interest rate (Petro estimate)                                                              Ir         13.00%
Corporate tax rate                                                                                          t         35.00%
                                                                                                                   --------
                                                                                Cost of Debt (Cd) = Ir*(1-t)           8.45%
                                                                                                                   --------
Unleveraged Beta
                                                                                                                   --------
Unleveraged beta (Dain Rauscher Wessels estimate)                                        Unleveraged Beta (Ub)         1.25
                                                                                                                   --------

Leveraged Beta
Target long-term debt / total capitalization                                                               Td         60.00%
Target long-term equity / total capitalization                                                             Te         40.00%
Debt / equity ratio                                                                                        De        150.00%
                                                                                                                   --------
                                                                         Leveraged Beta (B) = Ub*[1+t)*De]             2.47
                                                                                                                   --------
Unleveraged Cost of Equity
Risk free rate                                                                                             Rf          4.41%
Expected return on equity market                                                                           Rm         11.41%
Unleveraged beta                                                                                           Ub          1.25
                                                                                                                   --------
                                                                     Unleveraged Cost of Equity = Rf+Ub(Rm-Rf)        13.16%
                                                                                                                   --------
Leveraged Cost of Equity
Risk free rate                                                                                             Rf          4.41%
Expected return on equity market                                                                           Rm         11.41%
Leveraged beta                                                                                              B          2.47
                                                                                                                   --------
                                                                  Leveraged Cost of Equity (Ceu) = Rf+B(Rm-Rf)        21.69%
                                                                                                                   --------
Leveraged Weighted Average Cost of Capital
Target long-term debt / total capitalization                                                               Td         60.00%
Target long-term equity / total capitalization                                                             Te         40.00%
Leveraged cost of equity                                                                                  Ceu         21.69%
Cost of debt                                                                                               Cd          8.45%
                                                                                                                   --------
                                         Leveraged Weighted Average Cost of Capital (WACC) = (Td*(d)+(Te*Ceu)         13.74%
                                                                                                                   --------

--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                    Page 29

[LOGO OF PETRO APPEARS HERE]  Discounted Cash Flow Analysis
                              Petro Stand-Alone Discounted Cash Flow Analysis (15 Year Weather Case)
================================================================================


                      PETROLEUM HEAT AND POWER CO., INC.
       Stand-Alone Discounted Cash Flow Analysis (15 Year Weather Case)
                 (In thousands, except as otherwise indicated)

                                                                                                  Less: Total
                                                                           Terminal              Debt & Pref.               Total
                               Projected for the Year Ending December 31,    Value      Total       Plus:        Total     Equity
                           ----------------------------------------------  @ 7.0 x    Enterprise    Working      Equity    Value per
                            1999E     2000E        2001E       2002E         EBITDA     Value      Capital (1)   Value     Share (2)
                            -------   --------     -------     -------     --------   ---------    -----------  --------  ---------
Unlevered Free Cash Flow    $40,292    $41,041     $39,750     $38,569     $294,483
Period                         0.50       1.50        2.50        3.50         4.00

Discounted Cash Flow
@ 12.0%                     $38,072    $34,625     $29,943     $25,940     $187,149    $315,730   ($310,941)     $4,789     $0.18

@ 13.0%                     $37,904    $34,166     $29,285     $25,146     $180,612    $307,112   ($310,941)    ($3,829)   ($0.14)
-----------------------------------------------------------------------------------------------------------------------------------
@ 14.0%                     $37,737    $33,718     $28,647     $24,382     $174,358    $298,841   ($310,941)   ($12,100)   ($0.46)
-----------------------------------------------------------------------------------------------------------------------------------
@ 15.0%                     $37,572    $33,279     $28,028     $23,648     $168,372    $290,899   ($310,941)   ($20,042)   ($0.76)

@ 16.0%                     $37,410    $32,850     $27,428     $22,942     $162,640    $283,270   ($310,941)   ($27,671)   ($1.05)

-----------------
(1) Total debt, preferred stock and working capital at September 30, 1998.

(2) Per share numbers are based upon shares outstanding of 26,463.



--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                    Page 30

[LOGO OF PETRO APPEARS HERE]  Discounted Cash Flow Analysis
                              Petro Stand-Alone Discounted Cash Flow Analysis (30 Year Weather Case)
================================================================================


                      PETROLEUM HEAT AND POWER CO., INC.
       Stand-Alone Discounted Cash Flow Analysis (30 Year Weather Case)
                 (In thousands, except as otherwise indicated)

                                                                                                  Less: Total
                                                                           Terminal              Debt & Pref.               Total
                               Projected for the Year Ending December 31,    Value      Total       Plus:        Total     Equity
                           ----------------------------------------------  @ 7.0 x    Enterprise    Working      Equity    Value per
                            1999E     2000E        2001E       2002E         EBITDA     Value      Capital (1)   Value     Share (2)
                            -------   --------     -------     -------     --------   ---------    -----------  --------  ---------
Unlevered Free Cash Flow    $42,448    $44,953     $43,912     $42,841     $324,387
Period                         0.50       1.50        2.50        3.50         4.00

Discounted Cash Flow
--------------------
@ 12.0%                     $40,110    $37,926     $33,078     $28,814     $206,154   $346,080     ($310,941)    $35,139      $1.33

@ 13.0%                     $39,932    $37,423     $32,351     $27,931     $198,953   $336,589     ($310,941)    $25,648      $0.97
-----------------------------------------------------------------------------------------------------------------------------------
@ 14.0%                     $39,756    $36,932     $31,646     $27,083     $192,063   $327,480     ($310,941)    $16,539      $0.62
-----------------------------------------------------------------------------------------------------------------------------------
@ 15.0%                     $39,583    $36,451     $30,963     $26,267     $185,469   $318,734     ($310,941)     $7,793      $0.29

@ 16.0%                     $39,412    $35,981     $30,300     $25,483     $179,156   $310,332     ($310,941)      ($609)    ($0.02)


--------------------
(1) Total debt, preferred stock and working capital at September 30, 1998.
(2) Per share numbers are based upon shares outstanding of 26,463.


--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                    Page 31

[LOGO OF PETRO  APPEARS HERE]   Discounted Cash Flow Analysis
                                Stand-Alone Discounted Cash
                                Flow Analysis Matrix
===============================================================================

                      PETROLEUM HEAT AND POWER CO., INC.
               Stand-Alone Discounted Cash Flow Analysis Matrix
                 (In thousands, except as otherwise indicated)

                                             Terminal Value Multiples (EBITDA)
                           ----------------------------------------------------------------------------
                                        15 Year Weather Case                    30 Year Weather Case
                           ------------------------------------------    --------------------------
Discounted Cash Flow         6.0 x            7.0 x           8.0 x      6.0 x     7.0 x     8.0 x
--------------------      -----------        ---------        -------    --------  --------- -------
    @ 12.0%                   ($0.83)           $0.18          $1.19       $0.21     $1.33     $2.44

    @ 13.0%                   ($1.12)          ($0.14)         $0.83      ($0.10)    $0.97     $2.04

    @ 14.0%                   ($1.40)          ($0.46)         $0.48      ($0.41)    $0.62     $1.66

    @ 15.0%                   ($1.67)          ($0.76)         $0.15      ($0.71)    $0.29     $1.30

    @ 16.0%                   ($1.92)          ($1.05)        ($0.17)     ($0.99)   ($0.02)    $0.94

-----------------
Note: Per share numbers are based upon shares outstanding of 26,463.

-------------------------------------------------------------------------------
Dain Rauscher Wessels                                                   Page 32

[LOGO OF PETRO APPEARS HERE] Project Intense Heat
===============================================================================

                        Relative Contribution Analysis


-------------------------------------------------------------------------------
Dain Rauscher Wessels                                                  Page 33

[LOGO OF PETRO APPEARS HERE] Relative Contribution Analysis
                             (Not Adjusted for Pro Forma Unit
                             Class Value Difference)
===============================================================================
                             PROJECT INTENSE HEAT
                        Relative Contribution Analysis
           (Not Adjusted for Pro Forma Unit Class Value Difference)
                 (In thousands, except as otherwise indicated)

                                                    Projected for the Year Ending September 30,
                                                    ------------------------------------------
                                                                        15 Year Weather
                                                                   ---------------------------
                                                  Normalized       Estimated      Normalized
Star Stand-Alone Distributable Cash Flow            1998E            1999E          1999E
----------------------------------------           --------        ---------      ----------
EBITDA                                             $22,316         $20,093        $22,674
Interest Expense                                    (8,497)         (8,515)        (8,515)
Maintenance Capex                                   (2,610)         (2,553)        (2,553)
Other                                                  (25)            (25)           (25)
                                                   --------        ---------      ----------
Distributable Cash Flow                            $11,184         $ 9,000        $11,581

Distribution to Star Common
----------------------------------------
Cash Distribution to Star Common Units             $ 8,490         $ 8,490        $ 8,490
Distribution per Common Unit                       $  2.20         $  2.20        $  2.20
Weighted Avg. Star Common Units Outstanding          3,859           3,859          3,859

Distribution to Star Sub Units (Petro)
----------------------------------------
Cash Distribution to Star Sub Units                $ 2,694            $510        $ 3,091
Weighted Avg. Star Sub Units Outstanding             2,396           2,396          2,396
Cash Distribution per Star Sub Unit                $  1.12         $  0.21        $  1.29

Petro Distributable Cash Flow
----------------------------------------
EBITDA                                             $44,749         $43,613        $45,013
Pro Forma Synergies                                    500             500            500
Preferred Dividends                                 (5,026)         (4,432)        (4,432)
Interest Expense                                   (30,732)        (30,470)       (30,470)
Maintenance Capex                                   (2,886)         (3,000)        (3,000)
Taxes                                                 (400)           (500)          (500)
                                                   --------        ---------      ----------
Distributable Cash Flow                            $ 6,205          $5,711         $7,111
Cash Distribution to Star Sub Units                  2,694             510          3,091
                                                   --------        ---------      ----------
Total Distributable Cash Flow                      $ 8,899        $  6,221        $10,202
                                                   ========        ==========     ==========
Star Pro Forma Units Outstanding
----------------------------------------
Star                                                 3,859           3,859          3,859
Petro                                                3,245           3,245          3,245
                                                   --------        ---------      ----------
Total Units                                          7,104           7,104          7,104

Star Relative Contribution
----------------------------------------
Distributable Cash Flow Contribution                  48.8%           57.7%          45.4%
Percent of Pro Forma Units Received                   54.3%           54.3%          54.3%

Petro Relative Contribution
----------------------------------------
Distributable Cash Flow Contribution                  51.2%           42.3%          54.6%
Percent of Pro Forma Units Received                   45.7%           45.7%          45.7%

-------------------------------------------------------------------------------
Dain Rauscher Wessels                                                   Page 34

[LOGO OF PETRO APPEARS HERE] Relative Contribution Analysis
                             (Adjusted for Pro Forma Unit
                             Class Value Difference)
===============================================================================
                             PROJECT INTENSE HEAT
                        Relative Contribution Analysis
             (Adjusted for Pro Forma Unit Class Value Difference)
                 (In thousands, except as otherwise indicated)

                                                                 Projected for the Year Ending September 30,
                                                             ------------------------------------------------
                                                                                            15 Year Weather
                                                                             --------------------------------
                                                             Normalized       Estimated      Normalized
Star Stand-Alone Distributable Cash Flow                     1998E            1999E           1999E
-----------------------------------------------------------  ----------      -------------    ---------------
EBITDA                                                          $22,316           $20,093          $22,674
Interest Expense                                                ($8,497)           (8,515)          (8,515)
Maintenance Capex                                               ($2,610)           (2,553)          (2,553)
Other                                                               (25)              (25)             (25)
                                                               ---------          --------        --------
Distributable Cash Flow                                         $11,184            $9,000          $11,581

Distribution to Star Common
-----------------------------------------------------------
Cash Distribution to Star Common Units                           $8,490            $8,490           $8,490
Distribution per Common Unit                                      $2.20             $2.20            $2.20
Weighted Avg. Star Common Units Outstanding                       3,859             3,859            3,859

Distribution to Star Sub Units (Petro)
-----------------------------------------------------------
Cash Distribution to Star Sub Units                              $2,694              $510           $3,091
Weighted Avg. Star Sub Units Outstanding                          2,396             2,396            2,396
Cash Distribution per Star Sub Unit                               $1.12             $0.21            $1.29

Petro Distributable Cash Flow
-----------------------------------------------------------
EBITDA                                                          $44,749           $43,613          $45,013
Pro Forma Synergies                                                 500               500              500
Preferred Dividends                                              (5,026)           (4,432)          (4,432)
Interest Expense                                                (30,732)          (30,470)         (30,470)
Maintenance Capex                                                (2,886)           (3,000)          (3,000)
Taxes                                                              (400)             (500)            (500)
                                                               ---------          --------        --------
Distributable Cash Flow                                          $6,205            $5,711           $7,111
Cash Distribution to Star Sub Units                              $2,694            $  510           $3,091
                                                               ---------          --------        --------
Total Distributable Cash Flow                                    $8,899            $6,221          $10,202
                                                               =========          ========        ========
Pro Forma Unit Class Value Adjustment
-----------------------------------------------------------
Pro Forma Senior Subordinated Units                               2,491             2,491            2,491
Senior Subordinated / Common Unit Value Ratio (1)                  0.79              0.79             0.79
Adjusted Senior Subordinated Units                                1,962             1,962            1,962
Pro Forma Junior Subordinated & GP Units                            753               753              753
Junior Subordinated & GP / Common Unit Value Ratio (1)             0.57              0.57             0.57
Adjusted Junior Subordinated & GP Units                             431               431              431
Total Star Units Received by Petro (Value Adjusted)               2,393             2,393            2,393

Star Pro Forma Units Outstanding
-----------------------------------------------------------
Star                                                              3,859             3,859            3,859
Petro (Adjusted)                                                  2,393             2,393            2,393
                                                               ---------          --------        --------
Total Units                                                       6,252             6,252            6,252

Star Relative Contribution
-----------------------------------------------------------
Distributable Cash Flow Contribution                              48.8%             57.7%            45.4%
Percent of Pro Forma Units Received                               61.7%             61.7%            61.7%

Petro Relative Contribution
-----------------------------------------------------------
Distributable Cash Flow Contribution                              51.2%             42.3%            54.6%
Percent of Pro Forma Units Received                               38.3%             38.3%            38.3%
----------------

(1) Value ratio is based on the Dain Rauscher Wessels Case.
--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                   Page 35

[LOGO OF PETRO APPEARS HERE] Project Intense Heat

================================================================================



                           Net Asset Value Analysis




--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                   Page 36

[LOGO OF PETRO APPEARS HERE]   Net Asset Value Analysis
                               Home Heating Oil Business Valuation
================================================================================
                      PETROLEUM HEAT AND POWER CO., INC.
                      Home Heating Oil Business Valuation
                 (In thousands, except as otherwise indicated)

Method 1                                           Method 2
-----------------------------------------          -------------------------------------------
Petro 1998E Normalized EBITDA (1) $44,749          Petro 1998E Normalized Gallons      384,390
Mean EBITDA Multiple                4.2 x          Mean Acquisition Cost per Gallon      $0.84
Total Enterprise Value           $187,946          Total Enterprise Value             $322,888
Petro Size Premium                  10.0%          Petro Size Premium                    10.0%
Total Adjusted Enterprise Value  $206,740          Total Adjusted Enterprise Value    $355,176

Methodology                         Petro          Methodology                           Petro
                             Acquisitions                                        Acquisitions
                                1996-1997                                           1996-1997
                              Ten Largest                                         Ten Largest

Method 3
-------------------------------------------------------------
Petro 1998E Forecasted Customers                     335,000
Mean Acquisition Cost per Customer                    $1,194
Total Enterprise Value                              $399,990
Petro Size Premium                                     10.0%
Total Adjusted Enterprise Value                     $439,989

Methodology                                            Petro
                                                Acquisitions
                                                   1996-1997
                                                 Ten Largest

Method 4                                           Method 5
-----------------------------------------          -------------------------------------------
Petro 1998E Normalized EBITDA (1) $44,749          Petro LTM 12/31/98 EBITDA (1)      $30,612
Mean EBITDA Multiple                6.1 x          Mean EBITDA Multiple                11.0 x
Total Enterprise Value            272,969          Total Enterprise Value            $336,732
Petro Size Premium                  10.0%
Total Adjusted Enterprise Value  $300,266

Methodology                      Star Gas          Methodology                Selected Energy
                             Acquisitions                                         Marketing &
                                1994-1998                                        Distribution
                                                                                 M&A Analysis

Method 6
-------------------------------------------------------------
Petro LTM 12/31/98 EBITDA (1)                        $30,612
Consolidator Growth Rate Factor                         66.3
Petro EBITDA CAGR (2)                                   6.3%
Implied EBITDA Multiple                                4.2 x
Total Enterprise Value                              $127,863

Methodology                                         Selected
                                                    Industry
                                               Consolidators

--------------------------
(1) Excludes Star Gas distributions.
(2) Petro EBITDA compound annual growth rate (CAGR)from 1999E to 2002E, assuming 15 year weather and $15.0 million of acquisitions in 1999E and $25.0 million per year thereafter.
-------------------------------------------------------------------------------
Dain Rauscher Wessels                                                  Page 37

[LOGO OF PETRO APPEARS HERE] Net Asset Value Analysis
                             Net Asset Value Summary
===============================================================================
                      PETROLEUM HEAT AND POWER CO., INC.
                            Net Asset Value Summary
                 (In thousands, except as otherwise indicated)

Home Heating Oil Business                                 Method 1           Method 2        Method 3       Method 4
----------------------------------------------------     ----------        -----------      ----------    -----------
Total Enterprise Value (See Previous Page)                 $206,740         $355,176        $439,989       $300,266

Investment in Star
----------------------------------------------------
Total Subordinated Units                                      2,396            2,396           2,396          2,396
Implied GP Units                                                128              128             128            128
Total Implied Units                                           2,524            2,524           2,524          2,524
Current Common Unit Price 01/22/99                          $19.000          $19.000         $19.000        $19.000
Subordinated Unit Discount                                      50%              50%             50%            50%
Implied GP Unit Discount                                        15%              15%             15%            15%
Value per Subordinated Unit                                   $9.50            $9.50           $9.50          $9.50
Value per Implied GP Unit                                    $16.15           $16.15          $16.15         $16.15
Total Value of Investment in Star                           $24,824          $24,824         $24,824        $24,824

GROSS ASSET VALUE                                          $231,565         $380,001        $464,813       $325,090

Principal Amount of Debt at 9/30/98
----------------------------------------------------
11.96% Senior Notes                                         $60,000          $60,000         $60,000        $60,000
14.10% Senior Notes                                           3,100            3,100           3,100          3,100
14.10% Subordinated Notes                                     3,100            3,100           3,100          3,100
10.13% Subordinated & Senior Subordinated Notes              50,000           50,000          50,000         50,000
9.38% Subordinated & Senior Subordinated Notes               75,000           75,000          75,000         75,000
12.25% Subordinated & Senior Subordinated Notes              81,250           81,250          81,250         81,250
8.00% Acq. & Other Notes                                     14,435           14,435          14,435         14,435
8.25% Existing Credit Facility                                    0                0               0              0
                                                           ----------        -----------      ----------    -------
Total Principal Amount of Debt                             $286,885         $286,885        $286,885       $286,885

Liquidation Value of Preferred Stock at 9/30/98
----------------------------------------------------
14.33% Preferred Stock                                       $4,167           $4,167          $4,167         $4,167
12.88% Preferred Stock                                       30,000           30,000          30,000         30,000
                                                           ----------        -----------      ----------    -------
Total Liquidation Value of Preferred Stock                  $34,167          $34,167         $34,167        $34,167

Prepayment Penalties & Other Liabilities
----------------------------------------------------
Prepayment Penalties on Outstanding Debt (1)                $22,951          $22,951         $22,951        $22,951
Other Long-Term Liabilities                                  10,686           10,686          10,686         10,686
Working Capital & Cash Escrow Adjustment                    (10,111)         (10,111)        (10,111)       (10,111)
Liquidation Transaction Costs                                 5,000            5,000           5,000          5,000
                                                           ----------        -----------      ----------    -------
Total Prepayment Penalties & Other Liabilities              $28,526          $28,526         $28,526        $28,526
                                                           ----------        -----------      ----------    -------
NET ASSET VALUE (2)                                              $0          $30,423        $115,236             $0
                                                           ==========        ===========      ==========    =======
NET ASSET VALUE PER SHARE                                     $0.00            $1.15           $4.35          $0.00
                                                           ==========        ===========      ==========    =======
TOTAL SHARES OUTSTANDING                                     26,463           26,463          26,463         26,463

Home Heating Oil Business                                 Method 5       Method 6         Mean        Median
----------------------------------------------------    -------------  ------------      --------    ----------
Total Enterprise Value (See Previous Page)                   $336,732    $127,863

Investment in Star
----------------------------------------------------
Total Subordinated Units                                        2,396       2,396
Implied GP Units                                                  128         128
Total Implied Units                                             2,524       2,524
Current Common Unit Price 01/22/99                            $19.000     $19.000
Subordinated Unit Discount                                        50%         50%
Implied GP Unit Discount                                          15%         15%
Value per Subordinated Unit                                     $9.50       $9.50
Value per Implied GP Unit                                      $16.15      $16.15
Total Value of Investment in Star                             $24,824     $24,824

GROSS ASSET VALUE                                            $361,556    $152,688

Principal Amount of Debt at 9/30/98
----------------------------------------------------
11.96% Senior Notes                                           $60,000     $60,000
14.10% Senior Notes                                             3,100       3,100
14.10% Subordinated Notes                                       3,100       3,100
10.13% Subordinated & Senior Subordinated Notes                50,000      50,000
9.38% Subordinated & Senior Subordinated Notes                 75,000      75,000
12.25% Subordinated & Senior Subordinated Notes                81,250      81,250
8.00% Acq. & Other Notes                                       14,435      14,435
8.25% Existing Credit Facility                                      0           0
                                                            ---------     --------
Total Principal Amount of Debt                               $286,885    $286,885

Liquidation Value of Preferred Stock at 9/30/98
----------------------------------------------------
14.33% Preferred Stock                                         $4,167      $4,167
12.88% Preferred Stock                                         30,000      30,000
                                                            ---------     --------
Total Liquidation Value of Preferred Stock                    $34,167     $34,167

Prepayment Penalties & Other Liabilities
----------------------------------------------------
Prepayment Penalties on Outstanding Debt (1)                  $22,951     $22,951
Other Long-Term Liabilities                                    10,686      10,686
Working Capital & Cash Escrow Adjustment                      (10,111)    (10,111)
Liquidation Transaction Costs                                   5,000       5,000
                                                            ---------     --------
Total Prepayment Penalties & Other Liabilities                $28,526     $28,526
                                                            ---------     --------
NET ASSET VALUE (2)                                           $11,979          $0
                                                            =========     ========         ------     ------
NET ASSET VALUE PER SHARE                                       $0.45       $0.00          $0.99      $0.23
                                                            =========     =======          ------     ------
TOTAL SHARES OUTSTANDING                                       26,463      26,463
                                                                                           Excluding Method 3
                                                                                           ------------------
                                                                                           $0.32      $0.00

(1) Assumes all debt is prepaid at 108% of par.
(2) Due to a common stockholders' limited liability, the lowest net asset value possible is zero.
--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                  Page 38

[LOGO OF PETRO APPEARS HERE]  Project Intense Heat
================================================================================


                      Comparable Company Trading Analysis

             Energy and Fuel Marketing and Distribution Companies

   Getty Petroleum Marketing Inc.                Streicher Mobile Fueling, Inc.
   Meteor Industries, Inc.                       TransMontaigne Inc.
   Midcoast Energy Resources, Inc.               World Fuel Services Corporation

-------------------------------------------------------------------------------
Dain Rauscher Wessels                                                  Page 39

[LOGO OF PETRO APPEARS HERE]  Energy and Fuel Marketing and Distribution
                              Companies
                              Market Value of Equity to Latest Twelve
                              Months Net Income from Operations

=========================================================================================
                           [BAR GRAPH APPEARS HERE]

 Trans-       Midcoast     Meteor     World      Getty      Streicher   Mean    Petroleum
Montaigne      Energy    industries   Fuel     Petroleum     Mobile             Heat and
              Resources              Services  Marketing     Fueling            Power Co.
----------------------------------------------------------------------------------------
29.3x         14.1x       10.8x      8.7x       NM          NM       15.7x      NM
----------------------------------------------------------------------------------------

-----------------------
Note: Market data as of 1/22/99.
Source: Factset Data Systems and publicly available information.
--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                   Page 40

[LOGO OF PETRO APPEARS HERE]  Energy and Fuel Marketing and Distribution
                              Companies
                              Market Value of Equity to Latest Twelve Months Net Income from Operations

========================================================================================
                           [BAR GRAPH APPEARS HERE]

 Trans-       Midcoast     Meteor     World    Getty      Streicher   Mean    Petroleum
Montaigne      Energy    industries   Fuel    Petroleum     Mobile            Heat and
              Resources             Services  Marketing    Fueling            Power Co.
                                                                               (1)
----------------------------------------------------------------------------------------
12.1x         10.0x        6.4x      6.4x       3.8x        NM        7.7x      14.7x
----------------------------------------------------------------------------------------

___________________
Note: Market data as of 1/22/99.
Source: Factset Data Systems and publicly available information.
(1) Petro latest twelve months cash flow from operations includes Star Gas distributions.
--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                    Page 41

[LOGO OF PETRO APPEARS HERE] Energy and Fuel Marketing and Distribution
                             Companies
                             Market Value of Equity to Tangible Book Value of Equity

========================================================================================
                           [BAR GRAPH APPEARS HERE]

 Trans-       Midcoast   Streicher    Meteor     World    Getty       Mean    Petroleum
Montaigne      Energy      Mobile   industries   Fuel    Petroleum            Heat and
              Resources   Fueling              Services  Marketing            Power Co.
                                                                               (1)
----------------------------------------------------------------------------------------
 2.1x          1.9x        1.9x      1.6x       1.6x        0.7X      1.6x       NM
----------------------------------------------------------------------------------------

-----------------------
Note: Market data as of 1/22/99.
Source: Factset Data Systems and publicly available information.
--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                    Page 42

[LOGO OF PETRO APPEARS HERE] Energy and Fuel Marketing and Distribution
                             Companies
                             Market Value of Capitalization to Latest Twelve Months Revenues
===============================================================================

                      [THE FOLLOWING IS REPRESENTED BY A BAR GRAPH]

Midcoast     Streicher     Meteor       Trans-      World       Getty        Mean      Petroleum
 Energy        Mobile     Industries   Montaigne    Fuel      Petroleum                 Heat and
Resources      Fueling                             Services   Marketing                 Power Co.
0.9x            0.4x        0.2x        0.2x        0.2x        0.1x         0.3x        0.7x

___________________________
Note:  Market data as of 1/22/99.
Source:  Factset Data Systems and publicly available information.


===============================================================================
Dain Rauscher Wessels                                                   Page 43

[LOGO OF PETRO APPEARS HERE] Energy and Fuel Marketing and Distribution
                             Companies
                             Market Value of Capitalization to Latest
                             Twelve Months EBITDA

================================================================================================
                           [BAR GRAPH APPEARS HERE]

Streicher     Midcoast    Trans-       Meteor       World        Getty        Mean    Petroleum
  Mobile       Energy    Montaigne   industries     Fuel       Petroleum              Heat and
 Fueling      Resources                            Services    Marketing              Power Co.
                                                                                         (1)
-------------------------------------------------------------------------------------------------
 23.9x        12.9x       11.4x         5.7x        5.1x         3.8x        10.5x       8.3x
-------------------------------------------------------------------------------------------------

Note: Market data as of 1/22/99.
Source: Factset Data Systems and publicly available information.
(1) Petro latest twelve months EBITDA includes Star Gas distributions and excludes non-recurring expenses.
-------------------------------------------------------------------------------
Dain Rauscher Wessels                                                   Page 44

[LOGO OF PETRO APPEARS HERE] Energy and Fuel Marketing and Distribution
                             Companies
                             Market Value of Capitalization to Latest Twelve Months EBIT

========================================================================================
                           [BAR GRAPH APPEARS HERE]

 Trans-       Midcoast     Meteor     World    Getty      Streicher   Mean   Petroleum
Montaigne      Energy    industries   Fuel    Petroleum     Mobile           Heat and
              Resources             Services  Marketing    Fueling           Power Co.
                                                                                (1)
----------------------------------------------------------------------------------------
 15.9x        15.8x        7.9x      5.7x       NM          NM       11.3x       NM
----------------------------------------------------------------------------------------

_______________________
Note: Market data as of 1/22/99.
Source: Factset Data Systems and publicly available information.
-------------------------------------------------------------------------------
Dain Rauscher Wessels                                                   Page 45

[LOGO OF PETRO APPEARS HERE]  Project Intense Heat
================================================================================
                      Comparable Company Trading Analysis
                      Propane Master Limited Partnerships

   Amerigas Partners, L.P.                      Heritage Propane Partners, L.P.
   Cornerstone Propane Partners, L.P.           Suburban Propane Partners, L.P.
   Ferrellgas Partners, L.P.
-------------------------------------------------------------------------------
Dain Rauscher Wessels                                                   Page 46

[LOGO OF PETRO APPEARS HERE] Propane Master Limited Partnerships
                             Percentage of 52 Week High Common Unit Price

===============================================================================
                           [BAR GRAPH APPEARS HERE]

Suburban   Heritage   Amerigas  Ferrellgas Cornerstone   Mean   Star Gas   Star Gas
Propane    Propane    Partners   Partners   Propane             Partners   Partners
Partners   Partners                        Partners            (current)  (1 day prior)
                                                                              (1)
----------------------------------------------------------------------------------------
96.9%      94.4%      90.7%      86.8%      78.1%       89.4%    76.8%       85.1%

----------------------------------------------------------------------------------------

Note: Market data as of 1/22/99.
Source: Factset Data Systems.
(1) Percentage of 52 week high one day prior to announcement of merger on August 13, 1998.
--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                    Page 47

[LOGO OF PETRO APPEARS HERE] Propane Master Limited Partnerships
                             Current Yield

==================================================================================================
                           [BAR GRAPH APPEARS HERE]

Cornerstone Suburban  Ferrellgas  Amerigas   Heritage      Mean     Star Gas   Star Gas
 Propane     Propane   Partners   Partners   Propane                  Partners   Partners
 Partners   Partners                        Partners                  ($2.20     ($2.30
                                                                    per Unit)   per Unit)
---------------------------------------------------------------------------------------------------
11.8%        10.3%     10.1%     9.0%       8.9%           10.0%     11.6%       12.1%
---------------------------------------------------------------------------------------------------

Note: Market data as of 1/22/99.
Source: Factset Data Systems and publicly available information.
-------------------------------------------------------------------------------
Dain Rauscher Wessels                                                   Page 48

[LOGO OF PETRO APPEARS HERE] Propane Master Limited Partnerships
                             Historical Yields
==============================================================================
                           [LINE GRAPH APPEARS HERE]

Source: Factset Data Systems and publicly available information.

------------------------------------------------------------------------------
Dain Rauscher Wessels                                                  Page 49

[LOGO OF PETRO APPEARS HERE]  Propane Master Limited Partnerships
                              Historical Yields vs. 10-Year Treasury

==============================================================================
                           [LINE GRAPH APPEARS HERE]


Source: Factset Data Systems and publicly available information.
(1) Peer group includes Amerigas Partners, Cornerstone Propane Partners, Ferrellgas Partners, Heritage Propane Partners and Suburban Propane Partners.
------------------------------------------------------------------------------
Dain Rauscher Wessels                                                  Page 50

[LOGO OF PETRO APPEARS HERE]   Propane Master Limited Partnerships
                               Yield Spread to Treasury
==============================================================================
                           [LINE GRAPH APPEARS HERE]


Source: Factset Data Systems and publicly available information.
(1) Peer group includes Amerigas Partners, Cornerstone Propane Partners, Ferrellgas Partners, Heritage Propane Partners and Suburban Propane Partners.
------------------------------------------------------------------------------
Dain Rauscher Wessels                                                  Page 51

[LOGO OF PETRO APPEARS HERE] Propane Master Limited Partnerships
                             Adjusted Market Value of Capitalization (1)

==============================================================================
In Millions
                           [BAR GRAPH APPEARS HERE]

Amerigas  Ferrellgas  Suburban Cornerstone  Heritage  Mean  Star Gas   Star Gas
Partners   Partners   Propane   Propane     Propane         Partners   Partners
                      Partners  Partners    Partners        Historical Pro Forma
                                                               (2)        (2)
---------------------------------------------------------------------------------
$1,593     $1,108      $907       $508       $370     $897    $208      $605
---------------------------------------------------------------------------------

---------------------------
Note: Market data as of 1/22/99.
Source: Factset Data Systems, publicly available information and Petroleum
    Heat and Power Co., Inc.
(1) Adjusted Market Value of Capitalization (MVC) is defined as adjusted market value of equity (common units multiplied by current common unit price, plus subordinated units multiplied by current common unit price less a 25% liquidity discount and a 10% subordination discount, plus implied GP units multiplied by current common unit price less a 25% liquidity discount plus a 10% control premium) plus book value of total debt, less cash and equivalents in excess of a 1.0 working capital ratio.
(2) Adjusted MVC for Star Gas historical is calculated based upon the definition above, less an additional 15% subordination discount on subordinated units. The adjusted MVC for Star Gas pro forma is based upon the Unit Reference Value Analysis (Dain Rauscher Wessels Case), [See Unit Reference Value Analysis on page 9].
--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                    Page 52

[LOGO APPEARS HERE] Propane Master Limited Partnerships
                    Adjusted Market Value of Capitalization(1) to Latest Twelve Months EBITDA

==============================================================================
                           [BAR GRAPH APPEARS HERE]

Cornerstone  Ferrellgas    Amerigas    Heritage    Suburban    Mean   Star Gas
Propane      Partners      Partners    Propane     Propane            Partners
Partners                               Partners    Partners           Historical
                                                                         (2)
--------------------------------------------------------------------------------
11.0x         11.0x       10.6x        9.8x          9.0x     10.3x     11.0x
--------------------------------------------------------------------------------

Note: Market data as of 1/22/99.
Source: Factset Data Systems and publicly available information.
(1) Adjusted Market Value of Capitalization (MVC) is defined as adjusted market value of equity (common units multiplied by current common unit price, plus subordinated units multiplied by current common unit price less a 25% liquidity discount and a 10% subordination discount, plus implied GP units multiplied by current common unit price less a 25% liquidity discount plus a 10% control premium) plus book value of total debt, less cash and equivalents in excess of a 1.0 working capital ratio.
(2) Adjusted MVC for Star Gas historical is calculated based upon the definition above, less an additional 15% subordination discount on subordinated units.
------------------------------------------------------------------------------
Dain Rauscher Wessels                                                 Page 53

[LOGO OF PETRO APPEARS HERE] Propane Master Limited Partnerships
                             Adjusted Market Value of Equity(1)
                             to Latest Twelve Months Cash Flow from
                             Operations

==============================================================================
Amerigas   Cornerstone  Ferrellgas    Heritage    Suburban   Mean   Star Gas
Partners     Propane    Partners     Propane      Propane           Partners
             Partners                Partners     Partners          Historical
                                                                      (2)
------------------------------------------------------------------------------
10.7x        9.5x        8.9x        7.5x           7.2x     8.7x     8.8x

------------------------------------------------------------------------------

Note: Market data as of 1/22/99.
Source: Factset Data Systems and publicly available information.
(1) Adjusted Market Value of Equity (MVE) is defined common units multiplied by current common unit price, plus subordinated units multiplied by current common unit price less a 25% liquidity discount and a 10% subordination discount, plus implied GP units multiplied by current common unit price less a 25% liquidity discount plus a 10% control premium.
(2) Adjusted MVE for Star Gas historical is calculated based upon the definition above, less an additional 15% subordination discount on subordinated units.
------------------------------------------------------------------------------
Dain Rauscher Wessels                                                  Page 54

[LOGO OF PETRO APPEARS HERE] Propane Master Limited Partnerships
                             Total Debt to Adjusted Market Value of
                             Capitalization (1)

==============================================================================
                           [BAR CHART APPEARS HERE]

Suburban  Ferrellgas   Heritage  Cornerstone Amerigas  Mean  Star Gas   Star Gas
Propane   Partners     Propane   Propane     Partners        Partners   Partners
Partners               Partners  Partners                    Historical Pro Forma
                                                                (2)        (2)
----------------------------------------------------------------------------------
55.5%     53.6%        53.6%     51.8%        45.1%    51.9%    52.8%     46.9%
----------------------------------------------------------------------------------

Note: Market data as of 1/22/99.
Source: Factset Data Systems, publicly available information and Petroleum
Heat and Power Co., Inc.
(1) Adjusted Market Value of Capitalization (MVC) is defined as adjusted market value of equity (common units multiplied by current common unit price, plus subordinated units multiplied by current common unit price less a 25% liquidity discount and a 10% subordination discount, plus implied GP units multiplied by current common unit price less a 25% liquidity discount plus a 10% control premium) plus book value of total debt, less cash and equivalents in excess of a 1.0 working capital ratio.
(2) Adjusted MVC for Star Gas historical is calculated based upon the definition above, less an additional 15% subordination discount on subordinated units. The adjusted MVC for Star Gas pro forma is based upon the Unit Reference Value Analysis (Dain Rauscher Wessels Case), [See Unit Reference Value Analysis on page 9].
-------------------------------------------------------------------------------
Dain Rauscher Wessels                                                  Page 55

[LOGO OF PETRO APPEARS HERE] Propane Master Limited Partnerships
                             Total Debt to Total Book Capitalization

==============================================================================
                           [BAR CHART APPEARS HERE]

Ferrellgas   Heritage   Suburban  Amerigas   Cornerstone Mean  Star Gas   Star Gas
Partners     Propane    Propane   Partners   Propane           Partners   Partners
             Partners   Partners             Partners          Historical  Pro Forma
                                                                             (1)
------------------------------------------------------------------------------------
109.2%       89.2%       86.8%     70.6%      49.9%      81.1%    65.7%     103.0%
------------------------------------------------------------------------------------

-------------
Source: Publicly available information and Petroleum Heat and Power Co., Inc.
(1) Pro forma total debt to total book capitalization for Star Gas is estimated at September 30, 1998.
-------------------------------------------------------------------------------
Dain Rauscher Wessels                                                   Page 56

[LOGO OF PETRO APPEARS HERE] Propane Master Limited Partnerships
                             Latest Twelve Months EBITDA to Interest
                             Expense (Interest Coverage)

====================================================================================
                           [BAR CHART APPEARS HERE]

Suburban   Heritage  Cornerstone  Amerigas  Ferrellgas  Mean  Star Gas   Star Gas
Propane    Propane   Propane      Partners   Partners         Partners   Partners
Partners   Partners  Partners                                 Historical Pro Forma
                                                                           (1)
-------------------------------------------------------------------------------------
2.7x        2.5x      2.4x        2.3x         2.1x     2.4x    2.4x       2.1x
-------------------------------------------------------------------------------------

------------------
Source: Publicly available information and Petroleum Heat and Power Co., Inc.
(1) Pro forma EBITDA to interest expense for Star Gas is estimated for the year ended September 30, 1998.
--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                   Page 57

[LOGO OF PETRO APPEARS HERE] Propane Master Limited Partnerships
                             Total Debt to Latest Twelve Months EBITDA

===================================================================================
                           [BAR CHART APPEARS HERE]

Ferrellgas Cornerstone  Heritage   Suburban   Amerigas   Mean  Star Gas    Star Gas
Partners   Propane      Propane    Propane    Partners         Partners    Partners
           Partners     Partners   Partners                    Historical Pro Forma
                                                                            (1)
-------------------------------------------------------------------------------------
5.9x       5.7x          5.3x       5.0x       4.8x      5.3x    5.8x        5.7x
-------------------------------------------------------------------------------------

---------------------
Source: Publicly available information and Petroleum Heat and Power Co., Inc.
(1) Pro forma total debt to EBITDA for Star Gas is estimated at and for the year ended September 30, 1998.
-------------------------------------------------------------------------------
Dain Rauscher Wessels                                                   Page 58

[LOGO OF PETRO APPEARS HERE] Propane Master Limited Partnerships
                             Latest Twelve Months Profitability Margins

=========================================================================================
                           [BAR CHART APPEARS HERE]

                 Amerigas   Heritage   Suburban   Ferrellgas  Cornerstone  Mean  Star Gas
                 Partners   Propane    Propane    Partners    Propane            Partners
                            Partners   Partners               Partners
------------------------------------------------------------------------------------------
Gross Profit      36.3%      23.8%      20.7%      20.0%       7.7%       21.7%   22.4%
EBITDA            16.4%      20.7%      15.1%      15.6%       5.9%       14.8%   16.9%
EBIT               9.5%      12.9%       9.4%       8.7%       3.5%       8.8%     6.5%
------------------------------------------------------------------------------------------

--------------------------
Source: Publicly available information.
-------------------------------------------------------------------------------
Dain Rauscher Wessels                                                   Page 59

[LOGO OF PETRO APPEARS HERE]  Propane Master Limited Partnerships
                              Latest Twelve Months Retail Gallons

=========================================================================================
                           [BAR CHART APPEARS HERE]

Millions of Gallons

Amerigas  Ferrellgas  Suburban Cornerstone  Heritage  Mean  Star Gas   Star Gas
Partners   Partners   Propane   Propane     Propane         Partners   Partners
                      Partners  Partners    Partners        Historical  Pro Forma
------------------------------------------------------------------------------------------
785.0      650.2      530.0     233.1       149.5     496.6   98.9      453.0
                                                                      [Home Heating Oil
                                                                      Increment (354.1
                                                                      million gallons)]
------------------------------------------------------------------------------------------

-------------------
Source: Publicly available information.
-------------------------------------------------------------------------------
Dain Rauscher Wessels                                                   Page 60

[LOGO OF PETRO APPEARS] Propane Master Limited Partnerships
                        Latest Twelve Months Sales Percentage by Customer Type

=========================================================================================
                           [BAR CHART APPEARS HERE]

                              Residential
------------------------------------------------------------------------------------------
Cornerstone  Ferrellgas    Heritage    Amerigas    Suburban   Mean   Star Gas
Propane      Partners      Propane     Partners    Propane           Partners
Partners                   Partners                Partners
------------------------------------------------------------------------------------------
57.0%          56.0%       55.0%       40.5%       37.7%     49.3%    54.0%
------------------------------------------------------------------------------------------

                             Commercial / Industrial
------------------------------------------------------------------------------------------
Suburban    Amerigas   Ferrellgas    Heritage   Cornerstone  Mean    Star Gas
Propane     Partners    Partners     Propane    Propane              Partners
Partners                             Partners   Partners
------------------------------------------------------------------------------------------
39.7%         36.7%        31.0%       26.0%       23.0%     31.3%    19.0%
------------------------------------------------------------------------------------------

                                   Agricultural
------------------------------------------------------------------------------------------
Ferrellgas  Cornerstone  Amerigas    Suburban    Heritage   Mean   Star Gas
Partners    Propane      Partners    Propane     Propane           Partners
            Partners                 Partners    Partners
------------------------------------------------------------------------------------------
13.0%       11.0%        8.9%         6.6%       N/A        9.9%      19.0%
------------------------------------------------------------------------------------------

                                  Other
------------------------------------------------------------------------------------------
Heritage    Suburban   Amerigas  Cornerstone  Ferrellgas   Mean   Star Gas
Propane     Propane    Partners  Propane      Partners            Partners
Partners    Partners             Partners
------------------------------------------------------------------------------------------
19.0%       15.9%      13.9%       9.0%        N/A         14.5%     8.0%
------------------------------------------------------------------------------------------

-------------------------
Source: Publicly available information.
--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                    Page 61

[LOGO OF PETRO APPEARS HERE]  Propane Master Limited Partnerships
                              Latest Twelve Months Operating Results per
                              Retail Gallon

=========================================================================================
                           [BAR CHART APPEARS HERE]

                 Amerigas   Heritage  Cornerstone  Suburban   Ferrellgas  Mean  Star Gas
                 Partners   Propane     Propane    Propane    Partners          Partners
                            Partners    Partners   Partners
------------------------------------------------------------------------------------------
Gross Profit       $0.42      $0.29      $0.26      $0.26      $0.20     $0.29   $0.25
EBITDA             $0.19      $0.25      $0.20      $0.19      $0.15     $0.20   $0.19
SG&A               $0.23      $0.04      $0.06      $0.07      $0.03     $0.09   $0.06
------------------------------------------------------------------------------------------


_______________________
Source: Publicly available information.



--------------------------------------------------------------------------------
Dain Rauscher Wessels                                                    Page 62

[LOGO OF PETRO APPEARS HERE] Propane Master Limited Partnerships
                             Latest Twelve Months Operating Results per Branch

=========================================================================================
                           [BAR CHART APPEARS HERE]

            Cornerstone   Suburban  Amerigas   Heritage   Ferrellgas   Mean  Star Gas
              Propane     Propane   Partners   Propane    Partners           Partners
              Partners    Partners             Partners
------------------------------------------------------------------------------------------
Revenue       $2,797     $1,963     $1,524     $1,244      $746      $1,655     $931
Gross Profit    $215       $406       $553       $296      $150        $324     $208
EBITDA          $165       $297       $251       $258      $116        $217     $158
------------------------------------------------------------------------------------------

_______________________
Source: Publicly available information.



-------------------------------------------------------------------------------
Dain Rauscher Wessels                                                   Page 63

[LOGO OF PETRO APPEARS HERE] Project Intense Heat

==============================================================================


                             Comparable Transactions Analysis


------------------------------------------------------------------------------
Dain Rauscher Wessels                                                  Page 64

                              Comparable Transactions Analysis
[LOGO OF PETRO APPEARS HERE]  Selected Energy Marketing & Distribution Merger &
                              Acquisition Transactions
                              (1994 - Present)

                                                       PROJECT INTENSE HEAT
                            Selected Energy Marketing & Distribution Merger & Acquisition Transactions
                                                         (1994 - Present)


                                                                                          Transaction     Transaction
                                                                                          Enterprise   Enterprise Value /
                                                                                                       ------------------
  Date                                                                                     Value (1)     LTM       LTM
Effective   Acquiror Name                         Target Name                              ($ mil.)     EBITDA     EBIT
--------    -----------------------------------   ---------------------------------------  ---------    -------   -------
05/31/94    Valero Energy Corporation             Valero Natural Gas Partners, L.P.           $865.6    14.6 x    21.4 x
07/01/94    Associated Natural Gas Corporation    Grand Valley Gas Company                      53.8    7.3 x     10.9 x
07/13/94    K N Energy, Inc.                      American Oil and Gas Company                 410.9    10.9 x    20.5 x
12/15/94    Panhandle Eastern Corp.               Associated Natural Gas Corporation           750.7    9.6 x     15.2 x
03/14/95    Natural Gas Clearinghouse             Trident NGL Holding, Inc.                    719.3    9.8 x     18.2 x
05/15/95    LG&E Energy Corporation               Hadson Corporation                           143.0    11.9 x    NM
08/05/97    El Paso Natural Gas Company           Eastex Energy, Inc.                           35.6    NM        NM
04/15/97    PacifiCorp Holdings, Inc.             TPC Corporation                              388.7    13.4 x    23.3 x
11/18/97    Enron Corp.                           Enron Global Power & Pipelines L.L.C.        829.1    14.3 x    14.3 x
03/06/98    Kinder Morgan Energy Partners, L.P.   Santa Fe Pacific Pipeline Partners, L.P.    1464.9    10.9 x    13.0 x
10/16/98    CMS Energy Corporation                Continental Natural Gas, Inc.                150.4    NM        NM
Pending     ONEOK, Inc.                           Southwest Gas Corporation                   1764.3    7.4 x     11.8 x
                                                  --------------------------------------------------------------------------
                                                  Mean                                        $631.3    11.0 x    16.5 x
                                                  Median                                       565.1    10.9 x    15.2 x
                                                  High                                        1764.3    14.6 x    23.3 x
                                                  Low                                           35.6    7.3 x     10.9 x
                                                  --------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Pending     Star Gas Partners, L.P.               Petroleum Heat and Power Co., Inc. (2)     $361.00    10.3 x    NM
----------------------------------------------------------------------------------------------------------------------------

                                                                                          Transaction    Transaction Equity Value /
                                                                                            Equity       --------------------------
                                                                                             Value         LTM Net   Tangible
Date
Effective   Acquiror Name                         Target Name                              ($ mil.)        Income    Book Value
--------    -----------------------------------   ---------------------------------------  ---------     --------   ---------------
05/31/94    Valero Energy Corporation             Valero Natural Gas Partners, L.P.          $230.4         55.3 x     4.3 x
07/01/94    Associated Natural Gas Corporation    Grand Valley Gas Company                     56.7         26.5 x     3.5 x
07/13/94    K N Energy, Inc.                      American Oil and Gas Company                302.1         54.8 x     1.6 x
12/15/94    Panhandle Eastern Corp.               Associated Natural Gas Corporation          577.5         19.5 x     2.8 x
03/14/95    Natural Gas Clearinghouse             Trident NGL Holding, Inc.                   333.7         50.3 x     1.4 x
05/15/95    LG&E Energy Corporation               Hadson Corporation                          143.0           NM        NM
08/05/97    El Paso Natural Gas Company           Eastex Energy, Inc.                          34.2             NM     2.2 x
04/15/97    PacifiCorp Holdings, Inc.             TPC Corporation                             241.4         47.9 x     2.5 x
11/18/97    Enron Corp.                           Enron Global Power & Pipelines L.L.C.       865.3         15.4 x     2.5 x
03/06/98    Kinder Morgan Energy Partners, L.P.   Santa Fe Pacific Pipeline Partners, L.P.   1163.1         21.3 x     4.3 x
10/16/98    CMS Energy Corporation                Continental Natural Gas, Inc.                63.2             NM     1.5 x
Pending     ONEOK, Inc.                           Southwest Gas Corporation                   864.0         18.9 x     1.9 x
                                                  --------------------------------------------------------------------------
                                                  Mean                                       $406.2         34.4 x     2.6 x
                                                  Median                                      271.8         26.5 x     2.5 x
                                                  High                                       1163.1         55.3 x     4.3 x
                                                  Low                                          34.2         15.4 x     1.4 x
                                                  --------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Pending     Star Gas Partners, L.P.               Petroleum Heat and Power Co., Inc. (2)      $50.3           NM        NM
----------------------------------------------------------------------------------------------------------------------------

____________________

Source: Securities Data Company, publicly available information and Petroleum Heat and Power Co., Inc.

(1) Transaction enterprise value is defined as common equity purchase price plus total debt and preferred stock, less cash and equivalents, excluding fees and expenses. The stock is valued using the closing price on the effective date of the transaction.

(2) Petro market value of capitalization and market value of equity are based on the Unit Reference Value Analysis (Dain Rauscher Wessels Case), [See Unit Reference Value Analysis Summary on page 9]. LTM EBITDA includes Star Gas distributions and excludes non-recurring expenses.



===============================================================================
Dain Rauscher Wessels                                                   Page 65

[LOGO OF PETRO APPEARS HERE]  Comparable Transactions Analysis
                              Petro Acquisitions Summary

                                                       PROJECT INTENSE HEAT
                                                    Petro Acquisitions Summary
                       (Dollar and gallon amounts in thousands, except per gallon and per customer amounts)

                                                             Target LTM EBITDA                 Mean                      Mean
                                      Total       Total      -----------------    Total     Acquisition   Total       Acquisition
                                     Companies  Acquisition             Mean      Gallons      Cost      Customers       Cost
Petro 1996 - 1997 Acquisitions       Acquired     Costs      EBITDA   Multiple   Acquired   per Gallon   Acquired     per Customer
----------------------------------- ---------- ------------  -------  --------  ---------- ------------  ---------   -------------
Ten Largest                           10        $33,465      $7,848     4.2 x       40,446     $0.84         31,358      $1,194

Excluding Ten Largest                 14          8,629       2,064     4.1 x       13,730      0.55         14,224         630

Petroleum Heat and Power Co., Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Normalized 1998E EBITDA                        $336,194(1)  $44,749(2)  7.5 x      384,390     $0.87        335,000      $1,004

Estimated 1998E EBITDA                          336,194(1)   30,612(2) 11.0 x
-----------------------------------------------------------------------------------------------------------------------------------

_____________________
Source: Petroleum Heat and Power Co., Inc.
(1) Acquisition cost is based on the Pro Forma Market Value of Capitalization Analysis (Dain Rauscher Wessels Case), [See Petro Historical and Pro Forma Adjusted MVE and MVC Summary on page 25] less Petro's investment in Star. The value of Petro's investment in Star is the most recent closing market price of a Star Common Unit less a structural subordination discount of 48% multiplied by Petro's total implied Star units.

(2) EBITDA excludes Star Gas distributions and non-recurring expenses.


================================================================================
Dain Rauscher Wessels                                                   Page 66

[LOGO OF PETRO APPEARS HERE]  Comparable Transactions Analysis
                              1996 - 1997 Petro Acquisitions (Ten Largest)


                                                       PROJECT INTENSE HEAT
                                           1996 - 1997 Petro Acquisitions (Ten Largest)
                       (Dollar and gallon amounts in thousands, except per gallon and per customer amounts)

                                    Total           Target LTM EBITDA            Total    Acquisition    Total        Acquisition
                                  Acquisition    (Pro Forma Petro Ownership)    Gallons      Cost       Customers        Cost
                                                 ---------------------------
Date        Company Acquired        Costs          EBITDA        Multiple      Acquired   per Gallon    Acquired      per Customer
----        --------------------  -----------    ---------      ---------      --------   ----------   ----------     ------------
02/01/96    Seaman              $  7,134         $ 1,552          4.6 x          7,522     $ 0.95        7,806       $    914
01/11/96    Garrison               5,242           1,154          4.5 x          5,925       0.88        6,575            797
01/19/96    Cibro                  4,368           1,087          4.0 x          6,200       0.70        2,426          1,800
10/18/96    Bergen                 3,202             718          4.5 x          5,501       0.58        1,593          2,010
04/14/97    Mugullian Fuel         2,802             638          4.4 x          3,000       0.93        2,570          1,090
04/01/96    McDowell               2,723             669          4.1 x          2,675       1.02        2,305          1,182
08/29/97    Oil Burner Utility     2,633             603          4.4 x          3,500       0.75        1,590          1,656
09/10/97    Romary                 2,252             545          4.1 x          2,348       0.96        2,210          1,019
09/29/97    T.W. Perry             1,619             439          3.7 x          2,118       0.76        2,461            658
06/26/97    Bellorno               1,489             443          3.4 x          1,657       0.90        1,822            817
            ----------------------------------------------------------------------------------------------------------------------
            Total               $ 33,465         $ 7,848          ---           40,446       ---        31,358            ---
            Mean                   3,346             785          4.2 x          4,045     $ 0.84        3,136       $  1,194
            Weighted Average         ---             ---          4.3 x            ---       0.83          ---          1,067
            Median                 2,763             654          4.2 x          3,250       0.89        2,366          1,055
            High                   7,134           1,552          4.6 x          7,522       1.02        7,806          2,010
            Low                    1,489             439          3.4 x          1,657       0.58        1,590            658
            ----------------------------------------------------------------------------------------------------------------------

________________
Source: Petroleum Heat and Power Co., Inc.


===============================================================================
Dain Rauscher Wessels                                                  Page 67

[LOGO OF PETRO APPEARS HERE]  Comparable Transactions Analysis
                              1996 - 1997 Petro Acquisitions
                              (Excluding Ten Largest)

                                                       PROJECT INTENSE HEAT
                                      1996 - 1997 Petro Acquisitions (Excluding Ten Largest)
                       (Dollar and gallon amounts in thousands, except per gallon and per customer amounts)

                                      Total           Target LTM EBITDA          Total    Acquisition      Total      Acquisition
                                    Acquisition   (Pro Forma Petro Ownership)   Gallons      Cost        Customers       Cost
                                                  --------------------------
Date         Company Acquired         Costs         EBITDA        Multiple     Acquired    per Gallon    Acquired    per Customer
----         -------------------    -----------   ---------      -----------   --------   -----------    ---------  -------------
11/24/97     Shreve                 $1,457         $300            4.9 x        2,425         $0.60        2,782        $524
09/11/96     Flynn                   1,038          232            4.5 x        1,316          0.79        1,070         970
12/18/97     Genovese                1,011          281            3.6 x           --            --        1,054         959
10/31/96     Hy-Test                   813          177            4.6 x        1,468          0.55        1,269         641
01/15/97     Oils Inc.                 748          188            4.0 x        1,189          0.63          826         905
10/01/97     Millbrook                 527          112            4.7 x          908          0.58          900         586
07/10/97     Good                      521          117            4.5 x        1,200          0.43        1,559         334
12/26/96     Sherman                   493          103            4.8 x          564          0.87          475       1,037
12/30/96     Grasso                    423          116            3.6 x        1,118          0.38        1,080         392
05/14/97     Alderfer Heating          401          111            3.6 x          787          0.51          740         542
12/27/96     Matco                     368           97            3.8 x          988          0.37          722         510
12/18/96     Dexter Bros.              332           99            3.4 x          786          0.42          700         474
09/24/96     Farren                    264           69            3.8 x          481          0.55          520         507
10/18/96     Highstown                 233           62            3.8 x          500          0.47          527         443
             ---------------------------------------------------------------------------------------------------------------------
             Total                  $8,629       $2,064            ---         13,730           ---       14,224         ---
             Mean                      616          147            4.1 x        1,056         $0.55        1,016        $630
             Weighted Average          ---          ---            4.2 x          ---          0.63          ---         607
             Median                    507          114            3.9 x          988          0.55          863         533
             High                    1,457          300            4.9 x        2,425          0.87        2,782       1,037
             Low                       233           62            3.4 x          481          0.37          475         334
             ---------------------------------------------------------------------------------------------------------------------

___________________

Source: Petroleum Heat and Power Co., Inc.


================================================================================
Dain Rauscher Wessels                                                   Page 68

[LOGO OF PETRO APPEARS HERE]  Comparable Transactions Analysis
                              1994 - 1998 Star Gas Partners Acquisitions
===============================================================================

                                                       PROJECT INTENSE HEAT
                                            1994 - 1998 Star Gas Partners Acquisitions
                                                   (Dollar amounts in thousands)


                                                                       Total                         Target LTM EBITDA
                                                                     Acquisition                ----------------------------
Date           Company Acquired                                        Costs                    EBITDA              Multiple
----           -----------------------------------------             -----------                ------              --------
06/15/94       Loveland                                                 $700                    $127                 5.5 x
11/24/94       Baystate                                                1,450                     209                 6.9 x
09/12/95       Debolt                                                    950                     151                 6.3 x
03/22/96       Bob White L.P. Gas / Mitchell Bottle Gas                1,500                     263                 5.7 x
07/22/96       Fuzzy Moore                                               850                     147                 5.8 x
10/22/97       Pearl Gas Co.                                          24,127                   3,288                 7.3 x
02/20/98       Tri-County Gas                                            550                     108                 5.1 x
05/28/98       Knowles LP Gas                                          3,000                     426                 7.0 x
05/28/98       Tioga Petroleum                                         1,200                     257                 4.7 x
07/30/98       Lowe Bros & Dad, Inc.                                   3,750                     602                 6.2 x
08/11/98       Myers Appliance                                         1,200                     191                 6.3 x
               -----------------------------------------------------------------------------------------------------------------
               Total                                                 $39,277                  $5,769                 ---
               Mean                                                    3,571                     524                 6.1 x
               Weighted Average                                          ---                     ---                 6.8 x
               Median                                                  1,200                     209                 6.2 x
               High                                                   24,127                   3,288                 7.3 x
               Low                                                       550                     108                 4.7 x
               -----------------------------------------------------------------------------------------------------------------

               Petroleum Heat and Power Co., Inc.
               -----------------------------------------------------------------------------------------------------------------
               Normalized 1998E EBITDA                              $336,194  (1)            $44,749  (2)            7.5 x
               Estimated 1998E EBITDA                                336,194  (1)             30,612  (2)           11.0 x
               -----------------------------------------------------------------------------------------------------------------

___________________
Source: Star Gas Partners, L.P. and Petroleum Heat and Power Co., Inc.

(1) Acquisition cost is based on the Pro Forma Market Value of Capitalization Analysis (Dain Rauscher Wessels Case), [See Petro Historical and Pro Forma Adjusted MVE and MVC Summary on page 25] less Petro's investment in Star. The value of Petro's investment in Star is the most recent closing market price of a Star Common Unit less a structural subordination discount of 48% multiplied by Petro's total implied Star units.

(2) EBITDA excludes Star Gas distributions and non-recurring expenses.


===============================================================================
Dain Rauscher Wessels                                                   Page 69

[LOGO OF PETRO APPEARS HERE]  Project Intense Heat

===============================================================================








                           Merger Premiums Analysis








===============================================================================
Dain Rauscher Wessels                                                   Page 70

                              Merger Premiums Analysis
[LOGO OF PETRO APPEARS HERE]  Selected Energy Industry Merger & Acquisition
                              Transactions
                              (1994 - Present, Stock-for-Stock,
                              $100 - $500.00 million)

                                                       PROJECT INTENSE HEAT
                                    Selected Energy Industry Merger & Acquisition Transactions
                                      (1994 - Present, Stock-for-Stock, $100 - $500 million)


                                                                                 Transaction  Transaction    Premium / Discount to:
                                                                                 Enterprise     Equity     ------------------------
  Date                                                                            Value (1)    Value per   1 day    1 week  4 weeks
Announced  Acquiror Name                       Target Name                        ($ mil.)       Share     prior    prior    prior
---------  ----------------------------------  --------------------------------  ----------   -----------  -----    ------  -------
03/24/94   K N Energy, Inc.                    American Oil and Gas Company       $366.8        11.05      4.0%     4.0%     5.2%
05/23/94   Dresser Industries, Inc.            Wheatley TXT Corp.                  204.6        14.70     25.1%    25.1%    32.1%
06/02/94   J Ray McDermott S.A.                Offshore Pipelines, Inc.            354.4        21.88     14.4%    23.3%    35.7%
06/13/94   Noble Drilling Corporation          Chiles Offshore Drilling Company    200.2         5.25      5.0%     2.4%    23.5%
09/20/94   Parker & Parsley Petroleum Company  Tide West Oil Company               141.0        14.24     -0.1%    21.2%    16.2%
05/03/95   Barrett Resources Corporation       Plains Petroleum Company            299.6        30.23     34.3%    38.2%    39.0%
11/20/95   Tidewater, Inc.                     Hornbeck Offshore Services, Inc.    291.5        21.67     40.9%    40.9%    46.9%
01/25/96   ENSCO International Incorporated    Dual Drilling (Mosvold Shipping)    325.2        14.22      8.9%    13.2%    23.7%
04/17/97   Baker Hughes Incorporated           Drilex International, Inc.          133.6        17.58     31.4%    37.9%    59.8%
06/10/97   Halliburton Company                 NUMAR Corporation                   328.9        39.62     91.0%    99.4%    95.7%
06/20/97   Forcenergy Inc.                     Convest Energy Corporation          101.5         9.44     11.1%    11.1%    18.9%
07/07/97   Meridian Resource Corporation       Cairn Energy USA, Inc.              233.6        13.30     22.3%    29.0%    26.7%
11/13/97   Chesapeake Energy Corporation       Hugoton Energy Corporation          377.0        13.33      7.7%    11.0%    26.9%
05/12/98   Lomak Petroleum, Inc.               Domain Energy Corporation           224.6        14.50     65.7%    69.3%    21.5%
08/03/98   CMS Energy Corporation              Continental Natural Gas, Inc.       172.3        10.00      8.8%    35.6%    42.9%

                                               ------------------------------------------------------------------------------------
                                               Mean                               $250.3                  24.7%    30.8%    34.3%
                                               Median                              233.6                  14.4%    25.1%    26.9%
                                               High                                377.0                  91.0%    99.4%    95.7%
                                               Low                                 101.5                  -0.1%     2.4%     5.2%
                                               -----------------------------------------------------------------------------------

08/14/98   Star Gas Partners, L.P.             Petroleum Heat and Power Co., Inc. (Senior Subordinated Unit / Implied
                                               Reference Value per Petro Share) (2)
                                               ------------------------------------------------------------------------------------
                                               Prior to Announcement                            $1.95      3.9%    11.3%     7.4%
                                               Current (3)                                      $1.95     94.7%    94.7%    94.7%
                                               ------------------------------------------------------------------------------------



________________________

Source: Securities Data Company, publicly available information and Petroleum Heat and Power Co., Inc.
(1) Transaction Enterprise Value is defined as common equity purchase price plus total debt and preferred stock, less cash and equivalents, excluding fees and expenses. The stock is valued using the closing price on the last full trading day prior to announcement.
(2) The Senior Subordinated Unit Implied Reference Value per Petro share is based on the Unit Reference Value Analysis (Dain) Rauscher Wessels Case), [See Unit Reference Value Analysis Summary on page 9].
(3) Based on the closing price of $1.00 on January 22, 1999.


================================================================================
Dain Rauscher Wessels                                                   Page 71

[LOGO OF PETRO APPEARS HERE]  Merger Premiums Analysis
                              Selected Recent All Industries Merger &
                              Acquisition Transactions
                              (1998 - Present, Stock-for-Stock,
                              $100 - $500 million)


                                                       PROJECT INTENSE HEAT
                                 Selected Recent All Industries Merger & Acquisition Transactions
                                      (1998 - Present, Stock-for-Stock, $100 - $500 million)

                                                                                Transaction  Transaction
                                                                                Enterprise     Equity      Premium / Discount to:
                                                                                                          -------------------------
Date                                                                              Value      Value per    1 day    1 week   4 weeks
Announced    Acquiror Name                      Target Name                      ($ mil.)      Share      prior    prior     prior
---------    --------------------------------   -------------------------------  --------    ----------   -----    ------   -------
01/01/98     ConAgra Inc                        GoodMark Foods Inc                  $230.6   $28.58      54.5%     75.9%   69.4%
01/14/98     Suiza Foods Corp                   Continental Can Co Inc               334.4    40.65      45.8%     74.4%   71.2%
01/20/98     World Access Inc                   NACT Telecommunications (GST)        144.6    17.50      12.0%     12.5%   16.7%
01/26/98     USA Waste Services Inc             TransAmerican Waste Industries       156.7     2.18      51.4%     36.6%   78.6%
02/02/98     BMC Software Inc                   BGS Systems Inc                      288.5    45.00      23.3%     32.4%   42.9%
02/02/98     Romac International Inc            Source Services Corp                 431.1    31.93      51.1%     56.7%   50.2%
02/04/98     Primus Telecommunications          TresCom International Inc            142.6    10.80      25.2%     30.9%   51.5%
02/13/98     Regions Financial Corp             First Community Banking Svcs         137.7    48.05      29.9%     37.3%   52.5%
02/18/98     United Bankshares Inc, WV          Fed One Bancorp, Wheeling, WV        407.2    36.47       8.9%     22.1%   10.5%
02/18/98     Tarragon Realty Investors          National Income Realty Trust         246.1    19.82      22.9%     17.9%   20.1%
02/19/98     PLATINUM Technology Inc            Mastering Inc                        180.5    12.50      31.6%     25.0%   33.3%
02/23/98     Network Associates Inc             Trusted Information Systems          255.5    20.19      59.9%     84.6%   92.3%
02/24/98     Baxter International Inc           Somatogen Inc                        175.5     9.00      35.8%     39.8%   92.0%
03/02/98     Unitrode Corp                      Benchmarq Microelectronics Inc       145.1    18.81      15.8%     14.0%   67.2%
03/02/98     Siebel Systems Inc                 Scopus Technology Inc                455.9    22.39      58.5%     93.6%  100.1%
03/02/98     Huhtamaki Oy (Ahlgrens)            Sealright Co Inc                     200.7    11.00      -2.2%     -1.1%   -5.4%
03/03/98     Hubco Inc, Mahwah, New Jersey      Community Financial Hldg, NJ         144.8    25.28       1.1%      2.7%   16.2%
03/06/98     USB Holding Co Inc                 Tappan Zee Financial Inc             127.9    16.80     -11.6%    -10.1%  -11.6%
03/16/98     PLATINUM Technology Inc            Logic Works Inc                      190.3    15.32      13.0%     36.2%   57.1%
03/19/98     JeffBanks Inc, Philadelphia, PA    Regent Bancshares Corp, PA           213.4    14.85       6.1%      6.1%    6.1%
03/25/98     Fidelity National Financial        Matrix Capital Corp                  496.9    27.95      45.2%     64.4%   74.7%
03/26/98     Aviation Sales                     Whitehall Corp                       139.9    22.57       2.6%     -2.9%    9.1%
03/27/98     Dover Downs Entertainment Inc      Grand Prix Assoc Of Long Beach       115.0    18.31      11.8%     22.1%   21.6%
03/31/98     Omnicare Inc                       IBAH Inc                             153.8     5.75      12.2%     61.4%   58.6%
04/06/98     Applied Power Inc                  Zero Corp                            301.0    33.63      16.5%     18.0%   33.2%
04/09/98     Complete Business Solutions        Claremont Technology Group Inc       278.5    27.00      21.3%     77.0%  118.2%
04/14/98     Anchor Financial Corp              ComSouth Bankshares Inc              229.0    33.00       9.3%     17.9%   20.0%
04/15/98     Giant Industries Inc               Holly Corp                           318.8    27.43       3.0%      2.5%   -1.2%
04/16/98     Phoenix Technologies Ltd           Award Software International         101.8    16.08      12.8%     21.3%   53.1%
04/23/98     Ambanc Holding Co, Amsterdam, NY   AFSALA Bancorp Inc, NY               161.3    21.00       1.2%      2.4%    1.2%
04/27/98     Bright Horizons Holdings Inc       CorporateFamily Solutions Inc        114.3    23.69     -21.4%    -22.3%   -7.5%
05/11/98     Fairchild Corp                     Banner Aerospace Inc                 482.5    12.10       1.4%      0.3%    2.4%
05/12/98     Lomak Petroleum, Inc.              Domain Energy Corporation            224.6    14.50      65.7%     69.3%   21.5%
05/19/98     Quantum Corp                       ATL Products Inc (Odetics)           353.1    29.00       8.4%     19.0%   45.0%
05/29/98     Valley National Bancorp, NJ        Wayne Bancorp Inc, Wayne, NJ         401.4    34.38      40.3%     43.2%   49.5%
06/02/98     State Financial Services Corp      Home Bancorp of Elgin, Elgin, IL     395.2    19.05      11.3%     11.3%    8.9%
06/04/98     PMC Commercial Trust               Supertel Hospitality Inc             113.4    12.15      -6.5%     -5.6%   -4.7%
06/04/98     World Access Inc                   Telco Systems Inc                    183.4    17.00      77.8%     65.9%   63.9%
06/12/98     Davel Communications Group Inc     PhoneTel Technologies Inc            226.3     3.08      64.3%     69.9%  208.0%
06/22/98     Reptron Electronics                All American Semiconductor Inc       103.7     2.72      13.9%     32.0%   61.3%
06/22/98     Learning Co Inc                    Broderbund Software Inc              287.2    20.00      21.2%     16.4%   19.0%
06/24/98     Mylan Laboratories Inc             Penederm Inc                         190.5    21.89      39.0%     39.5%   88.3%
06/25/98     German American Bancorp, IN        1st Bancorp, Vincennes, Indiana      166.0    50.94      65.7%     69.3%   21.5%
06/29/98     Philadelphia Suburban Corp         Consumers Water Co                   466.6    30.46      25.6%     33.1%   42.5%
07/01/98     Metzler Group Inc                  Lecg Inc                             272.6    21.98      46.5%     49.0%   41.8%
07/02/98     Union Planters Corp, Memphis, TN   First Mutual Bancorp, Illinois       375.8    18.50       5.7%      4.2%    9.6%
07/06/98     Davel Communications Group Inc     Peoples Telephone Co Inc             209.6     5.86      87.5%     80.3%  118.0%
07/09/98     Zebra Technologies Corp            Eltron International Inc             282.2    36.00      25.8%     34.6%   57.4%
07/13/98     Medtronic Inc                      AVECOR Cardiovascular Inc            107.8    13.00      31.6%     76.3%  114.4%
07/23/98     HBO & Co                           IMNET Systems Inc                    245.9    25.29      55.6%     59.3%   62.5%
07/23/98     Digital Microwave Corp             Innova Corp                          116.4     6.83      16.2%     36.5%   30.0%
08/02/98     Cohoes Savings Bank, NY            SFS Bancorp Inc, Schenectady, NY     196.9    35.00      75.0%     60.9%   66.7%
08/03/98     CMS Energy Corporation             Continental Natural Gas, Inc.        172.3    10.00       8.8%     35.6%   42.9%
08/10/98     BB&T Corp, Winston-Salem, NC       Scott & Stringfellow Financial       143.5    34.44      19.8%     28.7%   35.0%
08/17/98     MAF Bancorp, Clarendon Hills, IL   Westco Bancorp Inc, IL               318.5    30.86      14.3%      8.3%    6.4%

===============================================================================
Dain Rauscher Wessels                                                   Page 72

[LOGO OF PETRO APPEARS HERE]  MERGER PREMIUMS ANALYSIS
                              Selected Recent All Industries Merger &
                              Acquisition Transactions
                              (1998 - Present, Stock-for-Stock,
                              $100 - $500 million)



                                                       PROJECT INTENSE HEAT
                                 Selected Recent All Industries Merger & Acquisition Transactions
                                      (1998 - Present, Stock-for-Stock, $100 - $500 million)

                                                                                 Transaction  Transaction
                                                                                 Enterprise     Equity       Premium / Discount to:
                                                                                                             -----------------------
  Date                                                                             Value       Value per     1 day   1 week  4 weeks
Announced   Acquiror Name                         Target Name                     ($ mil.)      Share        prior   prior    prior
---------   -----------------------------------   ------------------------------  ----------   ---------     -----   ------  -------
08/17/98    MAF Bancorp, Clarendon Hills, IL      Westco Bancorp Inc, IL             $318.5     $30.86      14.3%    8.3%    6.4%
09/02/98    Sanmina Corp                          Altron Inc                          189.5      12.39      16.6%    6.5%    7.7%
09/02/98    USWeb Corp                            CKS Group Inc                       317.3      21.66      53.3%   30.3%   23.7%
09/02/98    Rent-Way Inc                          Home Choice Holdings Inc            289.7      13.60       7.2%    4.1%    7.7%
09/04/98    F&M Bancorp, Frederick, MD            Monocacy Bancshares Inc             315.0      45.93      43.5%   39.2%   43.5%
09/14/98    Qwest Commun Int Inc                  Icon CMT Corp                       184.2      12.00      65.5%   60.0%   -4.0%
09/17/98    Commerce Bancorp, New Jersey          Prestige Financial Corp             339.2      16.25      25.0%   47.7%   31.3%
09/22/98    Transcontinental Realty Inv           Continental Mtg & Equity Trust      292.2      15.50      -3.1%   -6.1%   -3.1%
09/22/98    United National Bancorp, NJ           Raritan Bancorp                     439.8      38.43      16.5%   52.2%   31.7%
09/28/98    Fifth Third Bancorp, OH               Enterprise Federal Bancorp, OH      293.6      43.59      51.6%   49.7%   74.4%
09/28/98    Fidelity Financial of Ohio Inc        Glenway Financial Corp.             265.8      19.88      -8.6%   -0.6%   -0.6%
10/07/98    Western Bancorp, California           PNB Financial Group                 299.0      29.63       7.7%   -1.3%   -0.4%
10/14/98    First Finan Corp, Providence, RI      Mayflower Co-Operative Bank         118.8      22.10      10.5%   26.3%    2.8%
10/19/98    Sunrise Assisted Living Inc           Karrington Health Inc               176.8      11.88      31.1%   26.7%   98.0%
10/21/98    Southwest Bancorporation, TX          Fort Bend Holding, Rosenberg, TX    344.4      21.75      14.5%   14.5%    7.4%
10/25/98    Watson Pharmaceuticals Inc            TheraTech Inc                       291.9      13.91      42.7%   68.6%   50.4%
10/27/98    Wachovia Corp, Winston-Salem, NC      Interstate/Johnson Lane Inc         280.5      32.00      -5.9%   12.3%    5.8%
10/28/98    Lumonics Inc                          General Scanning Inc                105.4       7.66      49.5%   80.3%   39.3%
10/29/98    Eclipsys Corp                         Transition Systems Inc              219.5      13.58      57.5%   49.9%   72.5%
11/02/98    ServiceMaster Co                      LandCARE USA Inc                    244.4      11.00      37.5%   35.4%   79.6%
11/09/98    MGM Grand Inc (Tracinda Corp)         Primadonna Resorts Inc              492.1       9.28       3.1%   32.6%   86.8%
11/10/98    American Express Co                   Rockford Industries Inc             108.3      11.88       9.2%   28.4%  137.6%
11/11/98    Carolina Power & Light Co             North Carolina Natural Gas          433.4      35.00      48.1%   41.1%   47.8%
11/11/98    Webster Finl Corp, Waterbury, CT      Village Bancorp Inc                 248.1      23.50      11.9%   17.5%   16.8%
11/16/98    American Tower Corp                   Omniamerica Inc                     384.3      20.90      19.4%   12.2%   -0.3%
11/19/98    American Retirement Corp              Assisted Living Concepts Inc        409.8      14.66      10.7%   10.1%   18.5%
12/03/98    Fairchild Corp                        Banner Aerospace Inc                333.9      11.00      25.7%   41.9%   40.8%
12/03/98    Automatic Data Processing Inc         Vincam Group Inc                    287.7      18.18      24.3%   26.4%   39.2%
12/04/98    Lakeland Bancorp Inc, NJ              High Point Financial Corp           282.9      18.60      37.8%   35.3%   39.1%
12/09/98    Cadence Design Systems Inc            Quickturn Design Systems Inc        264.9      15.00      23.1%   33.3%   36.4%
12/10/98    BT Financial Corp, Johnstown, PA      First Philson Financial Corp        257.6      46.26      39.7%   45.1%   46.3%
12/15/98    Quintiles Transnational Corp          Pharmaceutical Marketing Svcs       251.1      15.40      29.7%   28.3%   43.3%
12/17/98    Sky Financial Group Inc               Wood Bancorp, Bowling Green, OH     186.9      20.57      29.6%   44.4%   51.0%
12/18/98    Valley National Bancorp, NJ           Ramapo Financial Corp               380.3      12.33      51.7%   64.3%   76.1%
01/05/99    Anchor Bancorp Wisconsin Inc          FCB Financial Corp, Neenah, WI      442.3      44.15      57.7%   63.5%   50.9%
01/06/99    Marriott International Inc            ExecuStay Corp                      129.9      13.00      -4.1%   -0.5%    2.0%
01/11/99    Metamor Worldwide Inc                 SPR Inc                             319.8      22.80      28.0%   29.1%   26.7%
01/19/99    Newport News Shipbuilding Inc         Avondale Industries Inc             468.1      35.50      32.1%   32.1%   24.6%
01/19/99    Dura Automotive Systems (Onex)        Excel Industries Inc                495.5      26.18      25.4%   41.0%   55.1%

                                                  ------------------------------------------------------------------------------
                                                  Mean                              $261.20                 26.5%   33.2%   41.7%
                                                  Median                              253.3                 23.2%   32.2%   39.2%
                                                  High                                496.9                 87.5%   93.6%  208.0%
                                                  Low                                 101.8                -21.4%  -22.3%  -11.6%
                                                  ------------------------------------------------------------------------------

08/14/98    Star Gas Partners, L.P.               Petroleum Heat and Power Co., Inc. (Senior Subordinated Unit / Implied Reference
                                                  Value per Petro Share) (2)
                                                  --------------------------------------------------------------------------------
                                                  Prior to Announcement                         $1.95        3.9%   11.3%    7.4%
                                                  Current (3)                                   $1.95       94.7%   94.7%   94.7%
                                                  -------------------------------------------------------------------------------

___________________________
Source: Securities Data Company, publicly available information and Petroleum Heat and Power Co., Inc.

(1) Transaction Enterprise Value is defined as common equity purchase price plus total debt and preferred stock, less cash and equivalents, excluding fees and expenses. The stock is valued using the closing price on the last full trading day prior to announcement.

(2) The Senior Subordinated Unit Implied Reference Value per Petro share is based on the Unit Reference Value Analysis (Dain Rauscher Wessels Case), [See Unit Reference Value Analysis Summary on page 9].

(3) Based on the closing price of $1.00 on January 22, 1999.



===============================================================================
Dain Rauscher Wessels                                                   Page 73

[LOGO OF PETRO APPEARS HERE]  Project Intense Heat

===============================================================================







                             Price and Volume Data







===============================================================================
Dain Rauscher Wessels                                                   Page 74

[LOGO OF PETRO APPEARS HERE]   Price and Volume Data
                               First Trading Day of Class A Common Shares
                               (July 29, 1992) - Present Petro Weekly Stock
                               Price / Volume

================================================================================



                           [LINE GRAPH APPEARS HERE]


_______________
Source: Factset Data Systems and publicly available information.


================================================================================
Dain Rauscher Wessels                                                   Page 75

[LOGO OF PETRO APPEARS HERE]  Price and Volume Data
                              IPO (December 14, 1995) - Present Star Gas Daily Unit Price / Volume

===============================================================================



         =============================================================



                                       X



         =============================================================



===============================================================================
Dain Rauscher Wessels                                                   Page 76

[LOGO OF PETRO APPEARS HERE]  Price and Volume Data
                              1997 - Present Relative Price Performance

===============================================================================



         =============================================================



                                       X



         =============================================================



===============================================================================
Dain Rauscher Wessels                                                   Page 77

[LOGO OF PETRO APPEARS HERE]  Price and Volume Data
                              Relative Price Performance Since Announcement of Merger (August 14, 1998)

===============================================================================



                           [LINE GRAPH APPEARS HERE]



____________________
Source:  Factset Data Systems.

(1) Energy & Fuel Marketing & Distribution peer group includes Getty Petroleum Marketing, Meteor Industries, Midcoast Energy Resources, Streicher Mobile Fueling, TransMontaigne and World Fuel Services Corporation.
(2) Propane MLP peer group includes Amerigas Partners, Cornerstone Propane Partners, Ferrellgas Partners, Heritage Propane Partners and Suburban Propane Partners.

===============================================================================
Dain Rauscher Wessels                                                   Page 78

[LOGO OF PETRO APPEARS HERE]  Price and Volume Data
                              1997 - Present Total Return/1/

===============================================================================



         =============================================================



                                       X



         =============================================================



===============================================================================
Dain Rauscher Wessels                                                   Page 79

[LOGO OF PETRO APPEARS HERE]  Price and Volume Data
                              1997 - Present Total Return/1/

===============================================================================



         =============================================================



                                       X



         =============================================================



===============================================================================
Dain Rauscher Wessels                                                   Page 80

[LOGO OF PETRO APPEARS HERE]  Price and Volume Data
                              Commodity Price Performance Since Announcement of Merger (August 14, 1998)

===============================================================================



         =============================================================



                                       X



         =============================================================



===============================================================================
Dain Rauscher Wessels                                                   Page 81